UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-09153
Eaton Vance California Municipal Income Trust
(Exact Name of registrant as Specified in Charter)
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)
Maureen A. Gemma
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
November 30
Date of Fiscal Year End
November 30, 2008
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Annual Report November 30, 2008

EATON VANCE MUNICIPAL INCOME TRUSTS

CLOSED-END FUNDS:

California

Massachusetts

Michigan

National

New Jersey

New York

Ohio

Pennsylvania

Annual Report November 30 , 2008 EATON VANCE CLOSED-END FUNDS: MUNICIPAL California INCOME Massachusetts TRUSTS Michigan National New Jersey New York Ohio Pennsylvania

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Municipal Income Trusts as of November 30, 2008
TABLE OF CONTENTS

Management’s Discussion of Fund Performance	2

Performance Information and Portfolio Composition

California Municipal Income Trust	4
Massachusetts Municipal Income Trust	5
Michigan Municipal Income Trust	6
National Municipal Income Trust	7
New Jersey Municipal Income Trust	8
New York Municipal Income Trust	9
Ohio Municipal Income Trust	10
Pennsylvania Municipal Income Trust	11

Financial Statements	12

Federal Tax Information	74

Notice to Shareholders	75

Dividend Reinvestment Plan	76

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	78

Management and Organization	81

Eaton Vance Municipal Income Trusts as of November 30, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Eaton Vance Municipal Income Trusts (the “Trusts”) are closed-end Trusts, traded on the NYSE Alternext U.S., which are designed to provide current income exempt from regular federal income tax and state personal income taxes, as applicable. This income is earned by investing primarily in investment-grade municipal securities.
Economic and Market Conditions
Economic growth in the third quarter of 2008 retracted 0.3%, down from a positive second quarter growth rate of 2.8%, according to data released by the U.S. Department of Commerce. Most of the major Gross Domestic Product (GDP) components led to the decline; however, most influential was a sharp downturn in personal consumption expenditures by consumers, a factor which has continued to weigh on the economy during the first two months of the fourth quarter of 2008. While high commodity prices have mitigated since their summertime peaks, management believes consumers continued to pare costs as they remained cautious of what increasingly has become a weaker economic environment. Rising unemployment levels, now at a five-year high, have led to constrained personal consumption and overall economic contraction. The housing market continues to weigh on the economy, with new home sales continuing to fall and existing home sales beginning to stabilize only as cautious buyers begin to see value in distressed pricing. Low home prices continue to pressure consumers and banks, causing increased bank foreclosures and more mark-to-market write downs of mortgage-backed securities at commercial banks and financial institutions.
During the year ended November 30, 2008, the capital markets have experienced historic events resulting in unprecedented volatility. During September 2008, for example, the federal government took control of federally-chartered mortgage giants Fannie Mae and Freddie Mac. During the same month, Lehman Brothers filed for bankruptcy protection and Merrill Lynch was acquired by Bank of America. Also in September 2008, Goldman Sachs and Morgan Stanley petitioned the Federal Reserve (the “Fed”) to become bank holding companies, a step which brings greater regulation but also easier access to credit. These actions, in conjunction with Bear Stearns’ acquisition by JP Morgan in March 2008, drastically redefined the Wall Street landscape. In addition to the independent Wall Street brokerages, the banking sector was shaken by the failure of Washington Mutual and the sale of Wachovia. In the insurance sector, the federal government provided more than $85 billion in loans to help stabilize American International Group, Inc. (AIG). Finally, the U.S. Congress approved a $700 billion program authorizing the federal government to purchase troubled assets from financial institutions, a program which has continued to evolve since its passing.
During the year ended November 30, 2008, the Fed lowered the Federal Funds rate to 1.00% from as high as 5.25% in the summer of 2007. In addition to its interest rate policy, the Fed has also taken extraordinary action through a variety of innovative lending techniques in an attempt to facilitate an easing of the credit crisis.
Management Discussion
The Trusts invest primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.
Relative to their primary benchmark, the Barclays Capital Municipal Bond Index1 (the “Index”) — a broad-based, unmanaged index of municipal bonds — the Trusts underperformed for the year ended November 30, 2008. As a result of an active management style that focuses on income and longer call protection, each Trust generally holds longer-maturity bonds. Management believes that much of the Trusts’ underperformance can be attributed to the shift of investors’ capital into shorter-maturity bonds, a result of the broader-based credit crisis that has rattled the fixed-income markets since the summer of 2007. This underperformance was magnified by the Trusts’

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

[1]	Formerly called Lehman Brothers Municipal Bond Index. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results.
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trusts’ current or future investments and may change due to active management.

Eaton Vance Municipal Income Trusts as of November 30, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
use of leverage and leveraged investments. The move to shorter-term investments was originally driven by uncertainty surrounding financial companies’ exposure to subprime mortgage-backed debt but later spread to the municipal market when major municipal bond insurers suffered rating downgrades due to their exposure to mortgage-related structured products.
The ratio of yields on current coupon AAA-rated insured municipal bonds to the yield on 30-year Treasury bonds was 157% as of November 30, 2008, with many individual municipal bonds trading at higher ratios.1 Management believes that this was the result of continued dislocation in the fixed-income marketplace caused by a flight to Treasury securities, municipal bond insurance companies’ mark-to-market risks and the decentralized nature of the municipal marketplace. Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly under-valued relative to taxable Treasury bonds.
Against this backdrop, management continues to manage all of its municipal funds with the same relative value approach that it has traditionally employed — maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.
A Note Regarding Auction Preferred Shares (APS)
As has been widely reported since mid-February 2008, the normal functioning of the auction market in the United States for certain types of “auction rate securities” has been disrupted by an imbalance between buy and sell orders. Consistent with patterns in the broader market for auction rate securities, the Trusts have, since mid-February, experienced unsuccessful APS auctions. In the event of an unsuccessful auction, the affected APS remain outstanding, and the dividend rate reverts to the specified maximum payable rate.
During the year ended November 30, 2008, certain Trusts redeemed a portion of their outstanding APS. Information relating to these redemptions is contained in Note 2 to the Financial Statements. Replacement financing for the redeemed APS may have been provided through the creation of tender option bonds (TOBs).2 The cost to the Trusts of the new TOB financing is expected, over time, to be lower than the total cost of APS based on the maximum applicable dividend rates. Each Trust’s APS percentage (i.e., APS at liquidation value as a percentage of the Trust’s net assets applicable to common shares plus APS) as of November 30, 2008 is reflected on the Trust-specific pages following this letter. The leverage created by APS and TOB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and share price of the common shares).
From December 22, 2008 through December 24, 2008, after the end of the reporting period, certain Trusts voluntarily redeemed a portion of their outstanding APS to reduce the amount of the Trusts’ financial leverage. Information relating to these redemptions is contained in Note 14 to the Financial Statements.

[1]	Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Trust’s yield.

[2]	Source: See Note 1H to Financial Statements for more information on TOB investments.

Eaton Vance California Municipal Income Trust as of November 30, 2008
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance[1]
NYSE Alternext U.S. Symbol	CEV

Average Annual Total Returns (by share price)

One Year	-26.34%
Five Years	-4.06
Life of Trust (1/29/99)	0.82

Average Annual Total Returns (by net asset value)

One Year	-30.70%
Five Years	-3.03
Life of Trust (1/29/99)	1.62

Premium/(Discount) to NAV	-7.48%

Market Yields

Market Yield[2]	7.50%
Taxable-Equivalent Market Yield[3]	12.72
Index Performance4 Average Annual Total Returns

Barclays Capital Municipal Bond Index		Barclays Capital Municipal Bond Long 22+ Index

One Year	-3.61%	-15.21%
Five Years	2.58	0.94
Life of Trust (1/31/99)	4.05	3.26
Lipper Averages5 Average Annual Total Returns

Lipper California Municipal Debt Funds Classification (by net asset value)

One Year	-19.29%
Five Years	-0.03
Life of Trust (1/31/99)	2.69

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Cynthia J. Clemson
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2008, is as follows, and the average rating is AA-:

AAA	27.5%	BBB	8.3%
AA	32.0%	BB	0.5%
A	24.1%	Not Rated	7.6%
Trust Statistics7

•Number of Issues:	93
•Average Maturity:	21.6	years
•Average Effective Maturity:	20.3	years
•Average Call Protection:	7.6	years
•Average Dollar Price:	$80.66
•APS Leverage:**	34.7%
•TOB Leverage:**	16.1%

**	APS leverage represents the liquidation value of the Trust’s Auction Preferred Shares (APS) outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and TOB Floating Rate Notes. TOB leverage represents the amount of Floating Rate Notes outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and Floating Rate Notes. Floating Rate Notes in both calculations reflect the effect of TOBs purchased in secondary market transactions.

[1]	Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of APS outstanding and TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). [2] The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result. [3] Taxable-equivalent figure assumes a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure. [4] Formerly called Lehman Brothers Municipal Bond Index and Lehman Brothers Municipal Bond Long 22+ Index, respectively. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [5] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Municipal Debt Funds Classification (closed-end) contained 24, 24 and 13 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only. [6] Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. [7] Trust holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements.

Eaton Vance Massachusetts Municipal Income Trust as of November 30, 2008
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance[1]
NYSE Alternext U.S. Symbol	MMV

Average Annual Total Returns (by share price)

One Year	-27.89%
Five Years	-5.40
Life of Trust (1/29/99)	0.37

Average Annual Total Returns (by net asset value)

One Year	-28.02%
Five Years	-2.92
Life of Trust (1/29/99)	1.68

Premium/(Discount) to NAV	-12.20%

Market Yields

Market Yield[2]	7.49%
Taxable-Equivalent Market Yield[3]	12.17
Index Performance4 Average Annual Total Returns

Barclays Capital Municipal Bond Index		Barclays Capital Municipal Bond Long 22+ Index

One Year	-3.61%	-15.21%
Five Years	2.58	0.94
Life of Trust (1/31/99)	4.05	3.26
Lipper Averages5 Average Annual Total Returns

Lipper Other States Municipal Debt Funds Classification (by net asset value)

One Year	-14.38%
Five Years	0.64
Life of Trust (1/31/99)	2.99

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Robert B. MacIntosh, CFA
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2008, is as follows, and the average rating is A+:

AAA	12.2%	BBB	11.9%
AA	30.5%	BB	1.1%
A	38.0%	Not Rated	6.3%
Trust Statistics7

•Number of Issues:	61
•Average Maturity:	26.4	years
•Average Effective Maturity:	23.9	years
•Average Call Protection:	8.2	years
•Average Dollar Price:	$81.88
•APS Leverage:**	39.1%
•TOB Leverage:**	11.1%

**	APS leverage represents the liquidation value of the Trust’s Auction Preferred Shares (APS) outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and TOB Floating Rate Notes. TOB leverage represents the amount of Floating Rate Notes outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and Floating Rate Notes. Floating Rate Notes in both calculations reflect the effect of TOBs purchased in secondary market transactions.

[1]	Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of APS outstanding and TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). [2] The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result. [3] Taxable-equivalent figure assumes a maximum 38.45% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure. [4] Formerly called Lehman Brothers Municipal Bond Index and Lehman Brothers Municipal Bond Long 22+ Index, respectively. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [5] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification (closed-end) contained 43, 43 and 20 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only. [6] Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. [7] Trust holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements.

Eaton Vance Michigan Municipal Income Trust as of November 30, 2008
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance[1]
NYSE Alternext U.S. Symbol	EMI

Average Annual Total Returns (by share price)

One Year	-32.76%
Five Years	-7.75
Life of Trust (1/29/99)	-0.72

Average Annual Total Returns (by net asset value)

One Year	-21.02%
Five Years	-1.24
Life of Trust (1/29/99)	2.52

Premium/(Discount) to NAV	-27.07%

Market Yields

Market Yield[2]	7.84%
Taxable-Equivalent Market Yield[3]	12.61
Index Performance4 Average Annual Total Returns

Barclays Capital Municipal Bond Index		Barclays Capital Municipal Bond Long 22+ Index

One Year	-3.61%	-15.21%
Five Years	2.58	0.94
Life of Trust (1/31/99)	4.05	3.26
Lipper Averages5 Average Annual Total Returns

Lipper Michigan Municipal Debt Funds Classification (by net asset value)

One Year	-13.98%
Five Years	0.62
Life of Trust (1/31/99)	3.31

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: William H. Ahern, Jr., CFA
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2008, is as follows, and the average rating is AA-:

AAA	21.4%	BB	1.4%
AA	44.3%	CCC	0.6%
A	16.5%	Not Rated	3.0%
BBB	12.8%
Trust Statistics7

•Number of Issues:	64
•Average Maturity:	21.8	years
•Average Effective Maturity:	16.4	years
•Average Call Protection:	4.9	years
•Average Dollar Price:	$87.93
•APS Leverage:**	40.7%
•TOB Leverage:**	5.9%

**	APS leverage represents the liquidation value of the Trust’s Auction Preferred Shares (APS) outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and TOB Floating Rate Notes. TOB leverage represents the amount of Floating Rate Notes outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and Floating Rate Notes. Floating Rate Notes in both calculations reflect the effect of TOBs purchased in secondary market transactions.

[1]	Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of APS outstanding and TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). [2] The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result. [3] Taxable-equivalent figure assumes a maximum 37.83% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure. [4] Formerly called Lehman Brothers Municipal Bond Index and Lehman Brothers Municipal Bond Long 22+ Index, respectively. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [5] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Michigan Municipal Debt Funds Classification (closed-end) contained 4, 4 and 3 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only. [6] Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. [7] Trust holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements.

Eaton Vance National Municipal Income Trust† as of November 30, 2008
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

†	Effective June 19, 2008, the Fund’s name was changed from Eaton Vance Florida Plus Municipal Income Trust.

Trust Performance[1]
NYSE Alternext U.S. Symbol	FEV

Average Annual Total Returns (by share price)

One Year	-36.32%
Five Years	-8.02
Life of Trust (1/29/99)	-0.95

Average Annual Total Returns (by net asset value)

One Year	-36.71%
Five Years	-5.47
Life of Trust (1/29/99)	0.48

Premium/(Discount) to NAV	-13.18%

Market Yields

Market Yield[2]	9.11%
Taxable-Equivalent Market Yield[3]	14.02
Index Performance4 Average Annual Total Returns

Barclays Capital Municipal Bond Index		Barclays Capital Municipal Bond Long 22+ Index

One Year	-3.61%	-15.21%
Five Years	2.58	0.94
Life of Trust (1/31/99)	4.05	3.26
Lipper Averages5 Average Annual Total Returns

Lipper General Municipal Debt Funds (Leveraged) Classification (by net asset value)

One Year	-20.85%
Five Years	-0.68
Life of Trust (1/31/99)	2.46

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Thomas M. Metzold, CFA
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2008, is as follows, and the average rating is A:

AAA	24.6%	BB	3.5%
AA	21.9%	B	4.5%
A	18.4%	CCC	0.7%
BBB	14.2%	Not Rated	12.2%
Trust Statistics7

•Number of Issues:	105
•Average Maturity:	25.7	years
•Average Effective Maturity:	24.4	years
•Average Call Protection:	8.1	years
•Average Dollar Price:	$84.80
•APS Leverage:**	24.6%
•TOB Leverage:**	29.7%

**	APS leverage represents the liquidation value of the Trust’s Auction Preferred Shares (APS) outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and TOB Floating Rate Notes. TOB leverage represents the amount of Floating Rate Notes outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and Floating Rate Notes. Floating Rate Notes in both calculations reflect the effect of TOBs purchased in secondary market transactions.

[1]	Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of APS outstanding and TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). [2] The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result. [3] Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure. [4] Formerly called Lehman Brothers Municipal Bond Index and Lehman Brothers Municipal Bond Long 22+ Index, respectively. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [5] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds (Leveraged) Classification (closed-end) contained 60, 59 and 42 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only. [6] Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. [7] Trust holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements.

Eaton Vance New Jersey Municipal Income Trust as of November 30, 2008
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance[1]
NYSE Alternext U.S. Symbol	EVJ

Average Annual Total Returns (by share price)

One Year	-29.88%
Five Years	-6.13
Life of Trust (1/29/99)	0.08

Average Annual Total Returns (by net asset value)

One Year	-33.57%
Five Years	-3.94
Life of Trust (1/29/99)	1.11

Premium/(Discount) to NAV	-9.57%

Market Yields

Market Yield[2]	7.88%
Taxable-Equivalent Market Yield[3]	13.32
Index Performance4 Average Annual Total Returns

Barclays Capital Municipal Bond Index		Barclays Capital Municipal Bond Long 22+ Index

One Year	-3.61%	-15.21%
Five Years	2.58	0.94
Life of Trust (1/31/99)	4.05	3.26
Lipper Averages5 Average Annual Total Returns

Lipper New Jersey Municipal Debt Funds Classification (by net asset value)

One Year	-18.56%
Five Years	-0.08
Life of Trust (1/31/99)	2.61

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Robert B. MacIntosh, CFA
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2008, is as follows, and the average rating is AA-:

AAA	30.8%	BBB	24.0%
AA	21.5%	B	1.2%
A	21.4%	Not Rated	1.1%
Trust Statistics7

•Number of Issues:	75
•Average Maturity:	24.4	years
•Average Effective Maturity:	23.1	years
•Average Call Protection:	9.4	years
•Average Dollar Price:	$73.51
•APS Leverage:**	39.9%
•TOB Leverage:**	9.4%

**	APS leverage represents the liquidation value of the Trust’s Auction Preferred Shares (APS) outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and TOB Floating Rate Notes. TOB leverage represents the amount of Floating Rate Notes outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and Floating Rate Notes. Floating Rate Notes in both calculations reflect the effect of TOBs purchased in secondary market transactions.

[1]	Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of APS outstanding and TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). [2] The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result. [3] Taxable-equivalent figure assumes a maximum 40.83% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure. [4] Formerly called Lehman Brothers Municipal Bond Index and Lehman Brothers Municipal Bond Long 22+ Index, respectively. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [5] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New Jersey Municipal Debt Funds Classification (closed-end) contained 10, 10 and 6 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only. [6] Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. [7] Trust holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements.

Eaton Vance New York Municipal Income Trust as of November 30, 2008
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance[1]
NYSE Alternext U.S. Symbol	EVY

Average Annual Total Returns (by share price)

One Year	-40.71%
Five Years	-7.40
Life of Trust (1/29/99)	-0.59

Average Annual Total Returns (by net asset value)

One Year	-35.07%
Five Years	-4.65
Life of Trust (1/29/99)	1.12

Premium/(Discount) to NAV	-15.51%

Market Yields

Market Yield[2]	9.42%
Taxable-Equivalent Market Yield[3]	15.56
Index Performance4 Average Annual Total Returns

Barclays Capital Municipal Bond Index		Barclays Capital Municipal Bond Long 22+ Index

One Year	-3.61%	-15.21%
Five Years	2.58	0.94
Life of Trust (1/31/99)	4.05	3.26
Lipper Averages5 Average Annual Total Returns

Lipper New York Municipal Debt Funds Classification (by net asset value)

One Year	-19.18%
Five Years	-0.29
Life of Trust (1/31/99)	2.78

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Craig R. Brandon, CFA
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2008, is as follows, and the average rating is A+:

AAA	21.8%	BB	3.5%
AA	36.1%	B	2.2%
A	12.6%	Not Rated	6.4%
BBB	17.4%
Trust Statistics7

•Number of Issues:	80
•Average Maturity:	24.5	years
•Average Effective Maturity:	22.7	years
•Average Call Protection:	9.3	years
•Average Dollar Price:	$85.23
•APS Leverage:**	32.8%
•TOB Leverage:**	18.2%

**	APS leverage represents the liquidation value of the Trust’s Auction Preferred Shares (APS) outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and TOB Floating Rate Notes. TOB leverage represents the amount of Floating Rate Notes outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and Floating Rate Notes. Floating Rate Notes in both calculations reflect the effect of TOBs purchased in secondary market transactions.

[1]	Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of APS outstanding and TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). [2] The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result. [3] Taxable-equivalent figure assumes a maximum 39.45% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure. [4] Formerly called Lehman Brothers Municipal Bond Index and Lehman Brothers Municipal Bond Long 22+ Index, respectively. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [5] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Municipal Debt Funds Classification (closed-end) contained 16, 16 and 6 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only. [6] Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. [7] Trust holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements.

Eaton Vance Ohio Municipal Income Trust as of November 30, 2008
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance[1]
NYSE Alternext U.S. Symbol	EVO

Average Annual Total Returns (by share price)

One Year	-29.83%
Five Years	-6.48
Life of Trust (1/29/99)	-0.01

Average Annual Total Returns (by net asset value)

One Year	-25.69%
Five Years	-1.84
Life of Trust (1/29/99)	2.05

Premium/(Discount) to NAV	-18.18%

Market Yields

Market Yield[2]	7.73%
Taxable-Equivalent Market Yield[3]	12.73
Index Performance4 Average Annual Total Returns

Barclays Capital Municipal Bond Index		Barclays Capital Municipal Bond Long 22+ Index

One Year	-3.61%	-15.21%
Five Years	2.58	0.94
Life of Trust (1/31/99)	4.05	3.26
Lipper Averages5 Average Annual Total Returns

Lipper Other States Municipal Debt Funds Classification (by net asset value)

One Year	-14.38%
Five Years	0.64
Life of Trust (1/31/99)	2.99

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: William H. Ahern, Jr., CFA
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2008, is as follows, and the average rating is AA-:

AAA	32.3%	BBB	7.5%
AA	36.7%	B	1.7%
A	14.4%	Not Rated	7.4%
Trust Statistics7

•Number of Issues:	76
•Average Maturity:	22.2	years
•Average Effective Maturity:	19.6	years
•Average Call Protection:	7.1	years
•Average Dollar Price:	$84.60
•APS Leverage:**	40.4%
•TOB Leverage:**	7.5%

**	APS leverage represents the liquidation value of the Trust’s Auction Preferred Shares (APS) outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and TOB Floating Rate Notes. TOB leverage represents the amount of Floating Rate Notes outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and Floating Rate Notes. Floating Rate Notes in both calculations reflect the effect of TOBs purchased in secondary market transactions.

[1]	Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of APS outstanding and TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). [2] The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result. [3] Taxable-equivalent figure assumes a maximum 39.26% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure. [4] Formerly called Lehman Brothers Municipal Bond Index and Lehman Brothers Municipal Bond Long 22+ Index, respectively. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [5] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification (closed-end) contained 43, 43 and 20 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only. [6] Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. [7] Trust holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements.

Eaton Vance Pennsylvania Municipal Income Trust as of November 30, 2008
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance[1]
NYSE Alternext U.S. Symbol	EVP

Average Annual Total Returns (by share price)

One Year	-20.75%
Five Years	-4.45
Life of Trust (1/29/99)	1.24

Average Annual Total Returns (by net asset value)

One Year	-26.57%
Five Years	-2.10
Life of Trust (1/29/99)	1.99

Premium/(Discount) to NAV	-6.98%

Market Yields

Market Yield[2]	7.14%
Taxable-Equivalent Market Yield[3]	11.33
Index Performance4 Average Annual Total Returns

Barclays Capital Municipal Bond Index		Barclays Capital Municipal Bond Long 22+ Index

One Year	-3.61%	-15.21%
Five Years	2.58	0.94
Life of Trust (1/31/99)	4.05	3.26
Lipper Averages5 Average Annual Total Returns

Lipper Pennsylvania Municipal Debt Funds Classification (by net asset value)

One Year	-18.22%
Five Years	-0.73
Life of Trust (1/31/99)	2.39

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Adam A. Weigold, CFA
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at November 30, 2008, is as follows, and the average rating is A+:

AAA	25.9%	BB	2.3%
AA	30.3%	CCC	1.3%
A	24.8%	Not Rated	8.0%
BBB	7.4%
Trust Statistics7

•Number of Issues:	75
•Average Maturity:	21.5	years
•Average Effective Maturity:	18.9	years
•Average Call Protection:	6.4	years
•Average Dollar Price:	$86.16
•APS Leverage:**	39.2%
•TOB Leverage:**	11.4%

**	APS leverage represents the liquidation value of the Trust’s Auction Preferred Shares (APS) outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and TOB Floating Rate Notes. TOB leverage represents the amount of Floating Rate Notes outstanding at 11/30/08 as a percentage of the Trust’s net assets applicable to common shares plus APS and Floating Rate Notes. Floating Rate Notes in both calculations reflect the effect of TOBs purchased in secondary market transactions.

[1]	Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of APS outstanding and TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). [2] The Trust’s market yield is calculated by dividing the last dividend paid per common share of the fiscal year by the share price at the end of the fiscal year and annualizing the result. [3] Taxable-equivalent figure assumes a maximum 37.00% combined federal and state income tax rate. A lower tax rate would result in a lower tax-equivalent figure. [4] Formerly called Lehman Brothers Municipal Bond Index and Lehman Brothers Municipal Bond Long 22+ Index, respectively. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only. [5] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Pennsylvania Municipal Debt Funds Classification (closed-end) contained 7, 7 and 4 funds for the 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper Averages are available as of month end only. [6] Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. [7] Trust holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements.

Eaton Vance California Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 186.0%
Principal Amount
(000’s omitted)	Security	Value

Education — 13.7%

$2,770	California Educational Facilities Authority, (Lutheran University), 5.00%, 10/1/29	$1,980,495
500	California Educational Facilities Authority, (Pepperdine University), 5.00%, 11/1/29	470,310
1,350	California Educational Facilities Authority, (Santa Clara University), 5.00%, 9/1/23	1,273,009
4,000	California Educational Facilities Authority, (Stanford University), 5.125%, 1/1/31(1)	3,873,920
2,500	San Diego County, Certificates of Participation, (University of San Diego), 5.375%, 10/1/41	2,151,475

		$9,749,209

Electric Utilities — 2.4%

$2,275	Chula Vista, (San Diego Gas), (AMT), 5.00%, 12/1/27	$1,719,695

		$1,719,695

General Obligations — 7.6%

$1,610	California, (AMT), 5.05%, 12/1/36	$1,246,478
4,770	San Francisco Bay Area Rapid Transit District, (Election of 2004), 4.75%, 8/1/37(2)	4,157,604

		$5,404,082

Health Care-Miscellaneous — 0.3%

$300	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.50%, 10/1/37	$221,175

		$221,175

Hospital — 30.6%

$1,000	California Health Facilities Financing Authority, (Catholic Healthcare West), 5.625%, 7/1/32	$832,740
2,435	California Health Facilities Financing Authority, (Cedars-Sinai Medical Center), 5.00%, 11/15/34	1,895,380
1,500	California Health Facilities Financing Authority, (Providence Health System), 6.50%, 10/1/38	1,500,915
870	California Health Facilities Financing Authority, (Sutter Health), Variable Rate, 1.49%, 11/15/46(3)(4)(5)	205,111
750	California Infrastructure and Economic Development Bank, (Kaiser Hospital), 5.50%, 8/1/31	641,858
3,900	California Statewide Communities Development Authority, (Huntington Memorial Hospital), 5.00%, 7/1/35	2,958,579
1,750	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	1,349,390
1,650	California Statewide Communities Development Authority, (Kaiser Permanente), 5.50%, 11/1/32	1,437,529
1,750	California Statewide Communities Development Authority, (Sonoma County Indian Health), 6.40%, 9/1/29	1,492,015
1,500	California Statewide Communities Development Authority, (Sutter Health), 5.50%, 8/15/28	1,375,725
1,500	Duarte, (Hope National Medical Center), 5.25%, 4/1/24	1,308,315
410	Tahoe Forest Hospital District, 5.85%, 7/1/22	357,823
2,000	Torrance Hospital, (Torrance Memorial Medical Center), 5.50%, 6/1/31	1,695,400
1,250	Turlock, (Emanuel Medical Center, Inc.), 5.375%, 10/15/34	919,813
2,000	Washington Health Care Facilities Authority, (Providence Health Care), 5.25%, 7/1/29	1,644,660
2,780	Washington Township Health Care District, 5.00%, 7/1/32	2,127,812

		$21,743,065

Housing — 3.0%

$1,750	California Housing Finance Agency, (AMT), 4.75%, 8/1/42	$1,188,408
729	Commerce, (Hermitage III Senior Apartments), 6.50%, 12/1/29	597,201
423	Commerce, (Hermitage III Senior Apartments), 6.85%, 12/1/29	341,949

		$2,127,558

Industrial Development Revenue — 2.6%

$800	California Pollution Control Financing Authority, (Browning-Ferris Industries, Inc.), (AMT), 6.875%, 11/1/27	$630,968
2,000	California Statewide Communities Development Authority, (Anheuser-Busch Cos., Inc.), (AMT), 4.80%, 9/1/46	1,237,540

		$1,868,508

Insured-Education — 8.8%

$400	California Educational Facilities Authority, (Pepperdine University), (AMBAC), 5.00%, 12/1/35	$354,616
3,270	California Educational Facilities Authority, (Pooled College and University), (MBIA), 5.10%, 4/1/23	3,195,019
3,000	California State University, (AMBAC), 5.00%, 11/1/33	2,692,860

		$6,242,495

See notes to financial statements

Eaton Vance California Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities — 11.0%

$2,500	California Pollution Control Financing Authority, (Pacific Gas and Electric), (MBIA), (AMT), 5.35%, 12/1/16	$2,373,025
3,250	California Pollution Control Financing Authority, (Southern California Edison Co.), (MBIA), (AMT), 5.55%, 9/1/31	2,600,097
3,510	Los Angeles Department of Water and Power, (FSA), 4.625%, 7/1/37	2,849,734

		$7,822,856

Insured-Escrowed/Prerefunded — 5.9%

$5,130	Foothill/Eastern Transportation Corridor Agency, (FSA), (RADIAN), Escrowed to Maturity, 0.00%, 1/1/26	$2,060,054
1,995	Puerto Rico Electric Power Authority, (FSA), Prerefunded to 7/1/10, 5.25%, 7/1/29(2)	2,125,307

		$4,185,361

Insured-General Obligations — 11.0%

$7,000	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/34	$1,339,660
4,825	Coast Community College District, (Election of 2002), (FSA), 0.00%, 8/1/35(6)	861,986
2,500	Puerto Rico, (FSA), Variable Rate, 12.711%, 7/1/27(3)(4)	2,681,125
7,995	Sweetwater Union High School District, (Election 2000), (FSA), 0.00%, 8/1/25	2,925,930

		$7,808,701

Insured-Hospital — 20.2%

$3,100	California Health Facilities Financing Authority, (Kaiser Permanente), (BHAC), 5.00%, 4/1/37	$2,772,547
3,200	California Statewide Communities Development Authority, (Children’s Hospital Los Angeles), (MBIA), 5.25%, 8/15/29	2,738,144
750	California Statewide Communities Development Authority, (Kaiser Permanente), (BHAC), 5.00%, 3/1/41(2)	653,085
5,000	California Statewide Communities Development Authority, (Sutter Health), (AMBAC), (BHAC), 5.00%, 11/15/38(2)	4,473,750
3,735	California Statewide Communities Development Authority, (Sutter Health), (FSA), 5.75%, 8/15/27(2)	3,743,092

		$14,380,618

Insured-Lease Revenue/Certificates of Participation — 10.1%

$6,500	Anaheim Public Financing Authority, Lease Revenue, (Public Improvements), (FSA), 0.00%, 9/1/17	$4,117,945
3,500	San Diego County Water Authority, (FSA), 5.00%, 5/1/38(2)	3,044,983

		$7,162,928

Insured-Other Revenue — 2.2%

$1,855	Golden State Tobacco Securitization Corp., (AGC), (FGIC), 5.00%, 6/1/38	$1,566,177

		$1,566,177

Insured-Special Tax Revenue — 4.7%

$24,800	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	$860,312
4,225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	335,296
8,380	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	617,438
5,270	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	359,572
480	Sacramento Area Flood Control Agency, (BHAC), 5.50%, 10/1/28	486,149
690	Sacramento Area Flood Control Agency, (BHAC), 5.625%, 10/1/37	691,235

		$3,350,002

Insured-Transportation — 8.2%

$5,000	Alameda Corridor Transportation Authority, (AMBAC), 0.00%, 10/1/29	$1,315,550
8,000	Alameda Corridor Transportation Authority, (MBIA), 0.00%, 10/1/31	1,827,360
740	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)	646,719
10,000	San Joaquin Hills Transportation Corridor Agency, (MBIA), 0.00%, 1/15/32	2,014,100

		$5,803,729

Insured-Water and Sewer — 6.9%

$4,400	Los Angeles Department of Water and Power, (MBIA), 3.00%, 7/1/30	$2,813,712
2,710	San Francisco City and County Public Utilities Commission, (FSA), 4.25%, 11/1/33(6)	2,054,261

		$4,867,973

See notes to financial statements

Eaton Vance California Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Lease Revenue/Certificates of Participation — 5.9%

$4,000	Sacramento City Financing Authority, 5.40%, 11/1/20	$4,168,920

		$4,168,920

Other Revenue — 2.4%

$385	California Infrastructure and Economic Development Bank, (Performing Arts Center of Los Angeles), 5.00%, 12/1/32	$340,359
580	California Infrastructure and Economic Development Bank, (Performing Arts Center of Los Angeles), 5.00%, 12/1/37	501,439
1,420	Golden State Tobacco Securitization Corp., 5.75%, 6/1/47	895,282

		$1,737,080

Senior Living/Life Care — 0.8%

$175	California Statewide Communities Development Authority, (Senior Living - Presbyterian Homes), 4.75%, 11/15/26	$126,487
700	California Statewide Communities Development Authority, (Senior Living - Presbyterian Homes), 4.875%, 11/15/36	462,931

		$589,418

Special Tax Revenue — 19.7%

$1,000	Bonita Canyon Public Financing Authority, 5.375%, 9/1/28	$713,970
285	Brentwood Infrastructure Financing Authority, 5.00%, 9/2/26	195,655
460	Brentwood Infrastructure Financing Authority, 5.00%, 9/2/34	291,543
1,000	Corona Public Financing Authority, 5.80%, 9/1/20	844,660
200	Eastern California Municipal Water District, Special Tax Revenue, District No. 2004-27 Cottonwood, 5.00%, 9/1/27	139,874
500	Eastern California Municipal Water District, Special Tax Revenue, District No. 2004-27 Cottonwood, 5.00%, 9/1/36	313,195
1,590	Fontana Redevelopment Agency, (Jurupa Hills), 5.60%, 10/1/27	1,487,191
900	Lincoln Public Financing Authority, Improvement Bond Act of 1915, (Twelve Bridges), 6.20%, 9/2/25	747,765
420	Moreno Valley Unified School District, (Community School District No. 2003-2), 5.75%, 9/1/24	333,430
750	Moreno Valley Unified School District, (Community School District No. 2003-2), 5.90%, 9/1/29	569,805
2,430	Oakland Joint Powers Financing Authority, 5.40%, 9/2/18	2,482,342
995	Oakland Joint Powers Financing Authority, 5.50%, 9/2/24	985,607
1,325	San Pablo Redevelopment Agency, 5.65%, 12/1/23	1,304,992
1,095	Santa Margarita Water District, 6.20%, 9/1/20	964,410
250	Santaluz Community Facilities District No. 2, 6.10%, 9/1/21	214,648
500	Santaluz Community Facilities District No. 2, 6.20%, 9/1/30	399,405
250	Temecula Unified School District, 5.00%, 9/1/27	174,843
400	Temecula Unified School District, 5.00%, 9/1/37	248,960
500	Turlock Public Financing Authority, 5.45%, 9/1/24	413,960
500	Tustin Community Facilities District, 6.00%, 9/1/37	365,250
1,000	Whittier Public Financing Authority, (Greenleaf Avenue Redevelopment), 5.50%, 11/1/23	818,630

		$14,010,135

Transportation — 5.5%

$2,000	Bay Area Toll Authority, Toll Bridge Revenue, (San Francisco Bay Area), 5.00%, 4/1/31	$1,852,760
1,500	Los Angeles Department of Airports, (Los Angeles International Airport), 5.375%, 5/15/30	1,205,130
1,170	Port of Redwood City, (AMT), 5.125%, 6/1/30	854,311

		$3,912,201

Water and Sewer — 2.5%

$1,840	California Department of Water Resources, 5.00%, 12/1/29	$1,748,184

		$1,748,184

Total Tax-Exempt Investments — 186.0%
(identified cost $155,084,405)		$132,190,070

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (70.3)%		$(49,978,954)

Other Assets, Less Liabilities — (15.7)%		$(11,146,313)

Net Assets Applicable to Common Shares — 100.0%		$71,064,803

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

See notes to financial statements

Eaton Vance California Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

RADIAN - Radian Group, Inc.

The Trust invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2008, 47.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.5% to 21.0% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1H).

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the aggregate value of these securities is $2,886,236 or 4.1% of the Trust’s net assets applicable to common shares.

(4)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2008.

(5)	Security is subject to a shortfall agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $2,610,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.

(6)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.

See notes to financial statements

Eaton Vance Massachusetts Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 179.6%
Principal Amount
(000’s omitted)	Security	Value

Education — 33.4%

$2,440	Massachusetts Development Finance Agency, (Boston University), 5.45%, 5/15/59	$2,149,591
600	Massachusetts Development Finance Agency, (Middlesex School), 5.00%, 9/1/33	528,696
1,000	Massachusetts Development Finance Agency, (New England Conservatory of Music), 5.25%, 7/1/38	732,040
1,500	Massachusetts Development Finance Agency, (Wheeler School), 6.50%, 12/1/29	1,330,320
1,000	Massachusetts Development Finance Agency, (Xaverian Brothers High School), 5.65%, 7/1/29	799,890
1,500	Massachusetts Health and Educational Facilities Authority, (Berklee College of Music), 5.00%, 10/1/32	1,275,615
1,500	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	1,435,013
1,000	Massachusetts Health and Educational Facilities Authority, (Tufts University), 5.375%, 8/15/38(5)	976,000

		$9,227,165

Electric Utilities — 9.8%

$1,000	Massachusetts Development Finance Agency, (Devens Electric System), 6.00%, 12/1/30	$959,370
1,870	Massachusetts Development Finance Agency, (Dominion Energy Brayton Point), (AMT), 5.00%, 2/1/36	1,273,881
570	Puerto Rico Electric Power Authority, 5.00%, 7/1/25	463,450

		$2,696,701

Escrowed/Prerefunded — 8.2%

$400	Massachusetts Development Finance Agency, (Western New England College), Prerefunded to 12/1/12, 6.125%, 12/1/32	$457,460
235	Massachusetts Health and Educational Facilities Authority, (Healthcare System-Covenant Health), Prerefunded to 1/1/12, 6.00%, 7/1/31	262,652
960	Massachusetts Health and Educational Facilities Authority, (Winchester Hospital), Prerefunded to 7/1/10, 6.75%, 7/1/30	1,033,325
1,000	Rail Connections, Inc., (Route 128 Parking), (ACA), Prerefunded to 7/1/09, 0.00%, 7/1/20	498,820

		$2,252,257

General Obligations — 4.8%

$1,250	City of Boston, 5.00%, 1/1/11(5)	$1,320,613

		$1,320,613

Health Care-Miscellaneous — 3.5%

$510	Massachusetts Development Finance Agency, (MCHSP Human Services), 6.60%, 8/15/29	$373,198
700	Massachusetts Health and Educational Facilities Authority, (Learning Center for Deaf Children), 6.125%, 7/1/29	524,069
100	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.50%, 10/1/37	73,725

		$970,992

Hospital — 27.4%

$1,000	Massachusetts Development Finance Agency, (Biomedical Research Corp.), 6.25%, 8/1/20	$1,009,510
1,000	Massachusetts Health and Educational Facilities Authority, (Baystate Medical Center), 5.75%, 7/1/33	868,390
400	Massachusetts Health and Educational Facilities Authority, (Berkshire Health System), 6.25%, 10/1/31	348,228
1,370	Massachusetts Health and Educational Facilities Authority, (Beth Israel Deaconess Medical Center, Inc.), 5.125%, 7/1/38	927,572
105	Massachusetts Health and Educational Facilities Authority, (Central New England Health Systems), 6.30%, 8/1/18	104,741
1,575	Massachusetts Health and Educational Facilities Authority, (Dana-Farber Cancer Institute), 5.00%, 12/1/37	1,259,748
865	Massachusetts Health and Educational Facilities Authority, (Healthcare System-Covenant Health), 6.00%, 7/1/31	790,740
2,000	Massachusetts Health and Educational Facilities Authority, (Partners Healthcare System), 5.00%, 7/1/32(1)	1,696,920
675	Massachusetts Health and Educational Facilities Authority, (South Shore Hospital), 5.75%, 7/1/29	540,371

		$7,546,220

Housing — 15.0%

$2,100	Massachusetts Housing Finance Agency, (AMT), 4.75%, 12/1/48	$1,394,694
1,000	Massachusetts Housing Finance Agency, (AMT), 4.85%, 6/1/40	698,880
650	Massachusetts Housing Finance Agency, (AMT), 5.00%, 12/1/28	523,685
2,000	Massachusetts Housing Finance Agency, (AMT), 5.10%, 12/1/37	1,526,900

		$4,144,159

See notes to financial statements

Eaton Vance Massachusetts Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue — 2.5%

$695	Massachusetts Industrial Finance Agency, (American Hingham Water Co.), (AMT), 6.60%, 12/1/15	$695,619

		$695,619

Insured-Education — 13.5%

$1,000	Massachusetts College Building Authority, (XLCA), 5.50%, 5/1/39	$954,570
1,365	Massachusetts Development Finance Agency, (College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(1)	1,330,556
1,600	Massachusetts Development Finance Agency, (Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	1,440,960

		$3,726,086

Insured-General Obligations — 13.5%

$1,000	Massachusetts, (AMBAC), 5.50%, 8/1/30	$1,025,510
2,255	Milford, (FSA), 4.25%, 12/15/46	1,729,111
900	Puerto Rico, (FSA), Variable Rate, 12.711%, 7/1/27(2)(3)	965,205

		$3,719,826

Insured-Other Revenue — 4.2%

$1,225	Massachusetts Development Finance Agency, (WGBH Educational Foundation), (AMBAC), 5.75%, 1/1/42	$1,157,625

		$1,157,625

Insured-Special Tax Revenue — 7.9%

$1,450	Martha’s Vineyard Land Bank, (AMBAC), 5.00%, 5/1/32	$1,399,511
8,945	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	310,302
1,520	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	120,627
3,015	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	222,146
1,905	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	129,978

		$2,182,564

Insured-Student Loan — 7.1%

$600	Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30(5)	$573,486
1,985	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	1,385,887

		$1,959,373

Insured-Transportation — 6.6%

$800	Massachusetts Port Authority, (Bosfuel Project), (FGIC), (MBIA), (AMT), 5.00%, 7/1/32	$575,744
1,820	Massachusetts Port Authority, (Bosfuel Project), (FGIC), (MBIA), (AMT), 5.00%, 7/1/38	1,246,008

		$1,821,752

Nursing Home — 3.4%

$500	Boston Industrial Development Authority, (Alzheimer’s Center), (FHA), 6.00%, 2/1/37	$462,325
580	Massachusetts Health and Educational Facilities Authority, (Christopher House), 6.875%, 1/1/29	475,780

		$938,105

Senior Living/Life Care — 8.0%

$250	Massachusetts Development Finance Agency, (Berkshire Retirement), 5.15%, 7/1/31	$168,198
1,500	Massachusetts Development Finance Agency, (Berkshire Retirement), 5.625%, 7/1/29	1,120,650
140	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.125%, 11/1/27	93,990
425	Massachusetts Development Finance Agency, (First Mortgage VOA Concord), 5.20%, 11/1/41	255,327
910	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.75%, 11/15/42	561,006

		$2,199,171

Special Tax Revenue — 5.0%

$1,665	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 0.00%, 7/1/31	$389,227
5,195	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 0.00%, 7/1/34	986,998

		$1,376,225

Water and Sewer — 5.8%

$215	Massachusetts Water Pollution Abatement Trust, 5.375%, 8/1/27	$215,888
2,000	Massachusetts Water Resources Authority, 4.00%, 8/1/46	1,384,000

		$1,599,888

Total Tax-Exempt Investments — 179.6%
(identified cost $59,628,794)		$49,534,341

See notes to financial statements

Eaton Vance Massachusetts Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 6.4%
Principal Amount
(000’s omitted)	Description	Value

$1,750	Massachusetts Health and Educational Facilities Authority, (Capital Assets Program), (MBIA), (SPA: State Street Bank and Trust Co.), Variable Rate, 12.00%, 1/1/35(4)	$1,750,000

Total Short-Term Investments — 6.4%
(identified cost $1,750,000)		$1,750,000

Total Investments — 186.0%
(identified cost $61,378,794)		$51,284,341

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (72.7)%		$(20,055,300)

Other Assets, Less Liabilities — (13.3)%		$(3,653,081)

Net Assets Applicable to Common Shares — 100.0%		$27,575,960

ACA - ACA Financial Guaranty Corporation

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FHA - Federal Housing Administration

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

SPA - Standby Bond Purchase Agreement

XLCA - XL Capital Assurance, Inc.

The Trust invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2008, 31.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.1% to 12.9% of total investments.

(1)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1H).

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the aggregate value of these securities is $965,205 or 3.5% of the Trust’s net assets applicable to common shares.

(3)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2008.

(4)	Variable rate demand obligation. The stated interest rate represents the rate in effect at November 30, 2008.
(5)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.

See notes to financial statements

Eaton Vance Michigan Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 180.5%
Principal Amount
(000’s omitted)	Security	Value

Education — 7.9%

$1,250	Michigan Higher Education Facilities Authority, (Creative Studies), 5.90%, 12/1/27	$1,383,525
540	Michigan Higher Education Facilities Authority, (Hillsdale College), 5.00%, 3/1/35	437,697

		$1,821,222

Electric Utilities — 3.9%

$580	Michigan Strategic Fund, (Detroit Edison Pollution Control), 5.45%, 9/1/29	$533,333
435	Puerto Rico Electric Power Authority, 5.00%, 7/1/25	353,686

		$887,019

Escrowed/Prerefunded — 21.1%

$500	Kent Hospital Finance Authority, (Spectrum Health), Prerefunded to 7/15/11, 5.50%, 1/15/31	$545,040
560	Macomb County Hospital Finance Authority, (Mount Clemens General Hospital), Prerefunded to 11/15/13, 5.875%, 11/15/34	637,056
750	Michigan Hospital Finance Authority, (Ascension Health Care), Prerefunded to 11/15/09, 6.125%, 11/15/26	792,892
750	Michigan Hospital Finance Authority, (Sparrow Obligation Group), Prerefunded to 11/15/11, 5.625%, 11/15/36	830,220
875	Puerto Rico Electric Power Authority, Prerefunded to 7/1/12, 5.25%, 7/1/31	973,945
1,000	White Cloud Public Schools, Prerefunded to 5/1/11, 5.125%, 5/1/31	1,071,020

		$4,850,173

General Obligations — 8.6%

$500	East Grand Rapids Public School District, 5.00%, 5/1/25	$496,660
750	Manistee Area Public Schools, 5.00%, 5/1/24	739,665
345	Puerto Rico Public Buildings Authority, (Commonwealth Guaranteed), 5.25%, 7/1/29	276,135
500	Wayne Charter County, 5.70%, 8/1/38	455,540

		$1,968,000

Health Care-Miscellaneous — 0.3%

$100	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.50%, 10/1/37	$73,725

		$73,725

Hospital — 30.6%

$500	Allegan Hospital Finance Authority, (Allegan General Hospital), 7.00%, 11/15/21	$468,290
185	Gaylord Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.20%, 1/1/25	140,961
125	Gaylord Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.50%, 1/1/37	92,845
275	Kent Hospital Finance Authority, (Spectrum Health), 5.50%, 1/15/47	278,129
500	Mecosta County, (Michigan General Hospital), 6.00%, 5/15/18	420,815
1,000	Michigan Hospital Finance Authority, (Central Michigan Community Hospital), 6.25%, 10/1/27	859,130
750	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.00%, 11/15/38	506,355
1,000	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	689,540
1,080	Michigan Hospital Finance Authority, (McLaren Healthcare), 5.00%, 8/1/35	832,270
750	Michigan Hospital Finance Authority, (Memorial Healthcare Center), 5.875%, 11/15/21	686,302
1,000	Michigan Hospital Finance Authority, (Trinity Health), 6.00%, 12/1/27	978,390
425	Monroe County Hospital Finance Authority, (Mercy Memorial Hospital Corp.), 5.375%, 6/1/26	284,746
800	Saginaw Hospital Finance Authority, (Covenant Medical Center), 6.50%, 7/1/30	798,560

		$7,036,333

Housing — 6.6%

$1,065	Michigan Housing Development Authority, (AMT), 5.20%, 6/1/39	$821,445
1,000	Michigan Housing Development Authority, (Williams Pavilion), (AMT), 4.90%, 4/20/48	687,110

		$1,508,555

Industrial Development Revenue — 6.6%

$1,000	Detroit Local Development Finance Authority, (Chrysler Corp.), 5.375%, 5/1/21	$572,660
800	Dickinson County Electronic Development Corp., (International Paper Co.), 5.75%, 6/1/16	689,480
625	Puerto Rico Port Authority, (American Airlines, Inc.), (AMT), 6.25%, 6/1/26	251,562

		$1,513,702

Insured-Electric Utilities — 8.7%

$1,000	Michigan Strategic Fund, (Detroit Edison Co.), (MBIA), (AMT), 5.55%, 9/1/29	$824,890
500	Michigan Strategic Fund, (Detroit Edison Co.), (XLCA), 5.25%, 12/15/32	404,060

See notes to financial statements

Eaton Vance Michigan Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)

220	Puerto Rico Electric Power Authority, (FGIC), (MBIA), 5.25%, 7/1/30	179,113
750	Puerto Rico Electric Power Authority, (FGIC), (MBIA), 5.25%, 7/1/34	590,235

		$1,998,298

Insured-Escrowed/Prerefunded — 18.5%

$1,000	Central Montcalm Public Schools, (MBIA), Prerefunded to 5/1/09, 6.00%, 5/1/29	$1,021,050
1,000	Detroit Sewer Disposal, (FGIC), Prerefunded to 7/1/11, 5.125%, 7/1/31	1,075,240
2,000	Novi Building Authority, (FSA), Prerefunded to 10/1/10, 5.50%, 10/1/25	2,153,320

		$4,249,610

Insured-General Obligations — 15.1%

$650	Detroit City School District, (FGIC), 4.75%, 5/1/28	$567,626
750	Detroit City School District, (FSA), 5.25%, 5/1/32	735,112
200	Eaton Rapids Public Schools, (MBIA), 4.75%, 5/1/25	188,236
100	Lincoln Consolidated School District, (FSA), 5.00%, 5/1/10	104,093
700	Puerto Rico, (FSA), Variable Rate, 12.711%, 7/1/27(1)(2)	750,715
1,250	Van Dyke Public Schools, (FSA), 5.00%, 5/1/38	1,132,387

		$3,478,169

Insured-Hospital — 7.2%

$1,000	Royal Oak Hospital Finance Authority, (William Beaumont Hospital), (MBIA), 5.25%, 11/15/35	$766,940
1,000	Saginaw Hospital Finance Authority, (Covenant Medical Center), (MBIA), 5.50%, 7/1/24	885,370

		$1,652,310

Insured-Lease Revenue/Certificates of Participation — 5.1%

$4,300	Michigan Building Authority, (FGIC), 0.00%, 10/15/30	$920,587
1,000	Michigan Building Authority, (FGIC), (FSA), 0.00%, 10/15/29	248,020

		$1,168,607

Insured-Special Tax Revenue — 11.4%

$5,160	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	$179,000
1,225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	97,216
2,430	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	179,043
1,470	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	100,298
2,250	Wayne Charter County, (Airport Hotel-Detroit Metropolitan Airport), (MBIA), 5.00%, 12/1/30	2,056,500

		$2,612,057

Insured-Student Loan — 6.0%

$1,000	Michigan Higher Education Student Loan Authority, (AMBAC), (AMT), 5.00%, 3/1/31	$639,520
1,000	Michigan Higher Education Student Loan Authority, (AMBAC), (AMT), 5.50%, 6/1/25	735,290

		$1,374,810

Insured-Transportation — 6.7%

$1,000	Wayne Charter County Airport, (AGC), (AMT), 5.375%, 12/1/32	$797,220
1,000	Wayne Charter County Airport, (MBIA), (AMT), 5.00%, 12/1/28	749,340

		$1,546,560

Insured-Water and Sewer — 6.2%

$1,650	Detroit Water Supply System, (FGIC), 5.00%, 7/1/30	$1,437,233

		$1,437,233

Lease Revenue/Certificates of Participation — 1.0%

$250	Puerto Rico, (Guaynabo Municipal Government Center Lease), 5.625%, 7/1/22	$239,565

		$239,565

Other Revenue — 1.4%

$500	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	$317,110

		$317,110

Transportation — 6.4%

$1,500	Kent County Airport Facility, 5.00%, 1/1/25(3)	$1,464,315

		$1,464,315

See notes to financial statements

Eaton Vance Michigan Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Water and Sewer — 1.2%

$250	Michigan Municipal Bond Authority, (Clean Water Revenue), 5.25%, 10/1/11(4)	$268,665

		$268,665

Total Tax-Exempt Investments — 180.5%
(identified cost $47,060,298)		$41,466,038

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (76.2)%		$(17,502,294)

Other Assets, Less Liabilities — (4.3)%		$(986,563)

Net Assets Applicable to Common Shares — 100.0%		$22,977,181

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Trust invests primarily in debt securities issued by Michigan municipalities. In addition, 10.2% of the Trust’s total investments at November 30, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2008, 47.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.0% to 18.4% of total investments.

(1)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2008.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the aggregate value of these securities is $750,715 or 3.3% of the Trust’s net assets applicable to common shares.

(3)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1H).

(4)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance National Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 215.3%
Principal Amount
(000’s omitted)	Security	Value

Education — 12.3%

$1,000	Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	$960,290
500	Massachusetts Development Finance Agency, (New England Conservatory of Music), 5.25%, 7/1/38	366,020
10	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38	9,567
2,490	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	2,382,117
740	New York Dormitory Authority, (Rochester Institute of Technology), 6.00%, 7/1/33	727,812
190	Rhode Island Health and Educational Building Corp., (University of Rhode Island), 6.25%, 9/15/34	182,468

		$4,628,274

Electric Utilities — 3.0%

$1,565	Brazos River Authority, TX, (Texas Energy Co.), (AMT), 8.25%, 5/1/33	$1,124,906

		$1,124,906

Escrowed/Prerefunded — 1.4%

$500	Stoneybrook West, FL, Community Development District, Prerefunded to 5/1/10, 7.00%, 5/1/32	$536,505

		$536,505

Health Care-Miscellaneous — 0.7%

$140	Osceola County, FL, Industrial Development Authority, Community Provider Pooled Loan, 7.75%, 7/1/17	$131,625
200	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.50%, 10/1/37	147,450

		$279,075

Hospital — 21.0%

$350	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	$232,855
695	Idaho Health Facilities Authority, (Trinity Health Credit Group), 6.25%, 12/1/33	679,960
375	Massachusetts Health and Educational Facilities Authority, (Caregroup, Inc.), 5.00%, 7/1/28	269,389
560	Massachusetts Health and Educational Facilities Authority, (Caregroup, Inc.), 5.125%, 7/1/33	389,989
2,000	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/32	1,468,520
2,500	New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 5.00%, 7/1/36(1)	2,261,225
315	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	243,177
635	New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	472,599
1,000	Virginia Small Business Financing Authority, (Wellmort Health), 5.25%, 9/1/37	703,550
1,400	West Orange, FL, Health Care District, 5.80%, 2/1/31	1,134,602

		$7,855,866

Housing — 14.4%

$330	California Housing Finance Agency, (AMT), 4.75%, 8/1/42	$224,100
2,000	Delaware Housing Authority, (Senior Single Family Mortgage Revenue), (AMT), 5.30%, 1/1/49	1,525,840
505	Escambia County, FL, Housing Finance Authority, Single Family Mortgage Revenue, (Multi-County Program), (AMT), 5.50%, 10/1/31	425,260
1,000	Georgia Housing and Finance Authority, (AMT), 5.25%, 12/1/37	781,930
710	Massachusetts Housing Finance Agency, (AMT), 5.30%, 12/1/37	559,544
1,030	New Mexico Mortgage Finance Authority, (Santa Fe Senior Housing LLC), (FNMA), (AMT), 4.70%, 8/1/45	713,759
1,500	Virginia Housing Development Authority, (AMT), 5.10%, 10/1/35	1,161,405

		$5,391,838

Industrial Development Revenue — 25.9%

$1,000	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	$735,480
702	Broward County, FL, (Lynxs Cargoport), (AMT), 6.75%, 6/1/19	588,787
1,000	Butler County, AL, Industrial Development Authority, (International Paper Co.), (AMT), 7.00%, 9/1/32	760,010
750	California Pollution Control Financing Authority, (Browning-Ferris Industries, Inc.), (AMT), 6.875%, 11/1/27	591,532
1,060	Capital Trust Agency, FL, (Fort Lauderdale Project), (AMT), 5.75%, 1/1/32	764,228
1,055	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.25%, 10/1/32	549,159
875	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.75%, 10/1/32	453,688
1,000	Gulf Coast Waste Disposal Authority, TX, (Valero Energy Corp.), 5.60%, 4/1/32	626,040
1,000	Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	623,030
705	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	512,239

See notes to financial statements

Eaton Vance National Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)

1,350	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	980,948
1,000	New Morgan, PA, Industrial Development Authority, (Browning-Ferris Industries, Inc.), (AMT), 6.50%, 4/1/19	812,070
280	Phoenix, AZ, Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	191,190
650	Puerto Rico Port Authority, (American Airlines, Inc.), (AMT), 6.30%, 6/1/23	258,648
1,970	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	1,259,795

		$9,706,844

Insured-Education — 1.2%

$530	University of Vermont and State Agricultural College, (MBIA), 5.00%, 10/1/40	$460,851

		$460,851

Insured-Electric Utilities — 3.5%

$1,600	Burke County, GA, Development Authority, (Georgia Power Co.), (MBIA), (AMT), 5.45%, 5/1/34	$1,316,192

		$1,316,192

Insured-General Obligations — 4.3%

$1,500	Puerto Rico, (FSA), Variable Rate, 12.711%, 7/1/27(2)(3)	$1,608,675

		$1,608,675

Insured-Hospital — 25.4%

$2,500	Illinois Finance Authority, (Rush University Medical Center), (MBIA), 5.25%, 11/1/35	$1,917,550
3,250	Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (FSA), 5.25%, 5/15/41(1)	2,874,008
2,000	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), (BHAC), 5.25%, 7/1/32	1,861,880
1,000	Maricopa County, AZ, Industrial Development Authority, (Mayo Clinic Hospital), (AMBAC), 5.25%, 11/15/37	839,520
2,500	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/47(1)	2,025,675

		$9,518,633

Insured-Housing — 2.5%

$1,100	Broward County, FL, Housing Finance Authority, Multi-Family Housing, (Venice Homes Apartments), (FSA), (AMT), 5.70%, 1/1/32(6)	$923,054

		$923,054

Insured-Lease Revenue/Certificates of Participation — 9.7%

$1,155	Newberry, SC, (Newberry County School District), (AGC), 5.00%, 12/1/30	$1,013,616
3,000	San Diego County, CA, Water Authority, (FSA), 5.00%, 5/1/38(1)	2,609,985

		$3,623,601

Insured-Other Revenue — 1.1%

$425	Kentucky Economic Development Finance Authority, (Louisville Arena Project), (AGC), 6.00%, 12/1/33	$410,083

		$410,083

Insured-Special Tax Revenue — 8.4%

$170	Baton Rouge, LA, Public Improvement, (FSA), 4.25%, 8/1/32	$133,338
3,040	Miami-Dade County, FL, Special Obligation, (MBIA), 0.00%, 10/1/35	473,358
5,000	Miami-Dade County, FL, Special Obligation, (MBIA), 0.00%, 10/1/38	628,800
5,610	Miami-Dade County, FL, Special Obligation, (MBIA), 0.00%, 10/1/40	614,575
14,850	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	515,147
2,535	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	201,178
5,030	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	370,610
3,165	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	215,948

		$3,152,954

Insured-Student Loan — 2.5%

$1,000	Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	$955,810

		$955,810

Insured-Transportation — 16.2%

$670	Chicago, IL, (O’Hare International Airport), (FSA), 4.50%, 1/1/38(6)	$527,940
240	Dallas-Fort Worth, TX, International Airport, (MBIA), (AMT), 6.10%, 11/1/24	218,863

See notes to financial statements

Eaton Vance National Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)

95	Dallas-Fort Worth, TX, International Airport, (MBIA), (AMT), 6.25%, 11/1/28	85,800
2,100	Maryland Transportation Authority, (FSA), 5.00%, 7/1/41(1)	1,950,585
3,770	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), (AGC), (CIFG), (AMT), 5.00%, 10/1/38(4)	2,762,656
560	New Jersey Transportation Trust Fund Authority, (AGC), 5.50%, 12/15/38	533,159

		$6,079,003

Insured-Water and Sewer — 24.2%

$3,750	Austin, TX, Water and Wastewater System, (FSA), 5.00%, 11/15/33(1)	$3,511,557
1,000	Emerald Coast, FL, Utility Authority Revenue, (FGIC), 4.75%, 1/1/31	802,620
3,250	Fernley, NV, Water and Sewer, (AGC), 5.00%, 2/1/38(1)	2,928,136
640	Miami Beach, FL, Storm Water, (FGIC), 5.375%, 9/1/30	570,336
280	Pearland, TX, Waterworks and Sewer Systems, (FSA), 4.50%, 9/1/34	226,937
1,150	Tampa Bay, FL, Water Utility System, (FGIC), 4.75%, 10/1/27	1,032,079

		$9,071,665

Lease Revenue/Certificates of Participation — 1.7%

$650	Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	$627,101

		$627,101

Nursing Home — 2.2%

$265	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.60%, 4/1/24	$221,233
735	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.75%, 4/1/34	588,867

		$810,100

Other Revenue — 10.5%

$16,500	Buckeye Tobacco Settlement Financing Authority, OH, 0.00%, 6/1/47	$364,485
1,000	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	634,220
1,000	Salt Verde, AZ, Financial Corporation, Senior Gas Revenue, 5.00%, 12/1/37	637,700
1,230	Tobacco Settlement Financing Corp., VA, 5.00%, 6/1/47	660,104
1,500	Tobacco Settlement Management Authority, SC, Escrowed to Maturity, 6.375%, 5/15/30	1,623,060

		$3,919,569

Special Tax Revenue — 17.7%

$85	Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/21	$78,290
500	Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/31	416,450
230	Dupree Lakes, FL, Community Development District, 5.00%, 11/1/10	214,907
205	Dupree Lakes, FL, Community Development District, 5.00%, 5/1/12	181,132
355	Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	217,043
310	Heritage Harbor South, FL, Community Development District, (Capital Improvements), 6.20%, 5/1/35	240,014
230	Heritage Springs, FL, Community Development District, 5.25%, 5/1/26	171,513
340	New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13	212,568
140	New River, FL, Community Development District, (Capital Improvements), 5.35%, 5/1/38	75,261
340	North Springs, FL, Improvement District, (Heron Bay), 5.20%, 5/1/27	213,387
595	North Springs, FL, Improvement District, (Heron Bay), 7.00%, 5/1/19	572,658
985	River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	587,011
475	Southern Hills Plantation, FL, Community Development District, 5.80%, 5/1/35	321,699
600	Sterling Hill, FL, Community Development District, 6.20%, 5/1/35	446,916
840	Tisons Landing, FL, Community Development District, 5.625%, 5/1/37	401,100
740	University Square, FL, Community Development District, 6.75%, 5/1/20	691,138
685	Waterlefe, FL, Community Development District, 6.95%, 5/1/31	596,176
175	West Palm Beach, FL, Community Redevelopment Agency, (Northwood Pleasant Community), 5.00%, 3/1/29	124,590
1,270	West Palm Beach, FL, Community Redevelopment Agency, (Northwood Pleasant Community), 5.00%, 3/1/35	856,869

		$6,618,722

See notes to financial statements

Eaton Vance National Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Transportation — 5.5%

$1,000	Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.375%, 5/15/33	$788,070
1,515	North Texas Tollway Authority Revenue, 5.75%, 1/1/38	1,264,661

		$2,052,731

Total Tax-Exempt Investments — 215.3%
(identified cost $100,159,732)		$80,672,052

Short-Term Investments — 3.2%
Principal Amount
(000’s omitted)	Description	Value

$1,200	Massachusetts Health and Educational Facilities Authority, (Capital Assets Program), (MBIA), (SPA: State Street Bank and Trust Co.), Variable Rate, 12.00%, 1/1/35(5)	$1,200,000

Total Short-Term Investments — 3.2%
(identified cost $1,200,000)		$1,200,000

Total Investments — 218.5%
(identified cost $101,359,732)		$81,872,052

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (53.8)%		$(20,152,642)

Other Assets, Less Liabilities — (64.7)%		$(24,247,254)

Net Assets Applicable to Common Shares — 100.0%		$37,472,156

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance, Inc.

SPA - Standby Bond Purchase Agreement

MBIA - Municipal Bond Insurance Association

At November 30, 2008, the concentration of the Trust’s investments in the various states, determined as a percentage of total investments, is as follows:

Florida	23.0%
Texas	10.3%
Others, representing less than 10% individually	66.7%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2008, 46.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.7% to 17.5% of total investments.

(1)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1H).

(2)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2008.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the aggregate value of these securities is $1,608,675 or 4.3% of the Trust’s net assets applicable to common shares.

(4)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(5)	Variable rate demand obligation. The stated interest rate represents the rate in effect at November 30, 2008.

(6)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.

See notes to financial statements

Eaton Vance New Jersey Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 200.0%
Principal Amount
(000’s omitted)	Security	Value

Education — 8.3%

$250	New Jersey Educational Facilities Authority, (Georgian Court University), 5.00%, 7/1/27	$210,930
250	New Jersey Educational Facilities Authority, (Georgian Court University), 5.00%, 7/1/33	198,970
220	New Jersey Educational Facilities Authority, (Georgian Court University), 5.25%, 7/1/37	176,900
3,500	New Jersey Educational Facilities Authority, (Princeton University), 4.50%, 7/1/38(1)	3,014,116

		$3,600,916

Electric Utilities — 5.1%

$1,500	Puerto Rico Electric Power Authority, 5.00%, 7/1/37	$1,099,380
1,500	Salem County Pollution Control Financing, (Public Service Enterprise Group, Inc.), (AMT), 5.75%, 4/1/31	1,110,855

		$2,210,235

General Obligations — 5.5%

$1,295	Gloucester County Improvement Authority, (Landfill Project), 4.50%, 3/1/30	$1,119,152
1,595	Puerto Rico Public Buildings Authority, (Commonwealth Guaranteed), 5.25%, 7/1/29	1,276,622

		$2,395,774

Health Care-Miscellaneous — 0.5%

$300	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.50%, 10/1/37	$221,175

		$221,175

Hospital — 37.1%

$100	Camden County Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	$74,659
90	Camden County Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	59,877
100	Camden County Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	75,527
2,750	Camden County Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	2,196,507
2,060	New Jersey Health Care Facilities Financing Authority, (AHS Hospital Corp.), 5.00%, 7/1/27	1,700,221
235	New Jersey Health Care Facilities Financing Authority, (Atlantic City Medical Center), 5.75%, 7/1/25	218,714
3,515	New Jersey Health Care Facilities Financing Authority, (Atlanticare Regional Medical Center), 5.00%, 7/1/37	2,631,926
2,140	New Jersey Health Care Facilities Financing Authority, (Capital Health System), 5.25%, 7/1/27	1,667,424
1,765	New Jersey Health Care Facilities Financing Authority, (Capital Health System), 5.375%, 7/1/33	1,322,056
2,000	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), 6.00%, 1/1/34	1,844,520
1,750	New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.75%, 7/1/31	1,587,880
710	New Jersey Health Care Facilities Financing Authority, (South Jersey Hospital), 5.00%, 7/1/26	582,186
2,930	New Jersey Health Care Facilities Financing Authority, (South Jersey Hospital), 5.00%, 7/1/46	2,153,902

		$16,115,399

Housing — 9.0%

$715	New Jersey Housing and Mortgage Finance Agency, (Single Family Housing), (AMT), 4.70%, 10/1/37	$494,408
4,490	New Jersey Housing and Mortgage Finance Agency, (Single Family Housing), (AMT), 5.00%, 10/1/37	3,396,461

		$3,890,869

Industrial Development Revenue — 14.9%

$1,000	Gloucester County Improvements Authority, (Waste Management, Inc.), (AMT), 7.00%, 12/1/29	$1,003,010
1,500	Middlesex County Pollution Control Authority, (Amerada Hess), 6.05%, 9/15/34	1,178,445
3,220	New Jersey Economic Development Authority, (Anheuser-Busch Cos., Inc.), (AMT), 4.95%, 3/1/47	2,060,832
750	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	384,803
750	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 9.00%, 6/1/33	552,217
2,080	Virgin Islands Public Financing Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	1,313,957

		$6,493,264

Insured-Education — 7.1%

$3,365	New Jersey Educational Facilities Authority, (College of New Jersey), (FSA), 5.00%, 7/1/35(1)	$3,100,444

		$3,100,444

Insured-Electric Utilities — 4.8%

$1,250	Puerto Rico Electric Power Authority, (FGIC), (MBIA), 5.25%, 7/1/35	$977,612

See notes to financial statements

Eaton Vance New Jersey Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)

1,250	Vineland, (Electric Utility), (MBIA), (AMT), 5.25%, 5/15/26	$1,102,500

		$2,080,112

Insured-Gas Utilities — 9.7%

$5,000	New Jersey Economic Development Authority, (New Jersey Natural Gas Co.), (FGIC), (MBIA), (AMT), 4.90%, 10/1/40	$4,227,850

		$4,227,850

Insured-General Obligations — 7.0%

$1,500	Egg Harbor Township School District, (FSA), 3.50%, 4/1/28	$1,076,865
1,240	Lakewood Township, (AGC), 5.75%, 11/1/31(2)	1,280,647
325	Nutley School District, (MBIA), 4.75%, 7/15/30	298,603
410	Nutley School District, (MBIA), 4.75%, 7/15/32	371,739

		$3,027,854

Insured-Hospital — 5.3%

$750	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36(1)	$695,899
1,305	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series II, (AGC), 5.00%, 7/1/38	1,175,048
500	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series V, (AGC), 5.00%, 7/1/38(1)	450,220

		$2,321,167

Insured-Housing — 6.5%

$3,390	New Jersey Housing and Mortgage Finance Agency, (Multi-Family Housing), (FSA), (AMT), 5.05%, 5/1/34	$2,626,199
205	New Jersey Housing and Mortgage Finance Agency, (Multi-Family Housing), (FSA), 5.75%, 5/1/25(2)	204,990

		$2,831,189

Insured-Lease Revenue/Certificates of Participation — 2.0%

$945	Newark Housing Authority, (Newark Marine Terminal), (MBIA), 5.00%, 1/1/32	$848,308

		$848,308

Insured-Special Tax Revenue — 24.3%

$12,030	Garden Preservation Trust and Open Space and Farmland, (FSA), 0.00%, 11/1/24	$4,892,601
6,000	Garden Preservation Trust and Open Space and Farmland, (FSA), 0.00%, 11/1/25	2,279,760
4,315	New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/26	1,377,305
2,020	New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/27	593,254
16,115	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	559,029
2,745	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	217,843
5,445	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	401,187
3,425	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	233,688

		$10,554,667

Insured-Student Loan — 4.3%

$2,000	New Jersey Higher Education Assistance Authority, (AGC), 6.125%, 6/1/30	$1,851,760

		$1,851,760

Insured-Transportation — 6.7%

$5,570	New Jersey Transportation Trust Fund Authority, (Transportation System), (BHAC), (FGIC), 0.00%, 12/15/31	$1,419,682
1,500	New Jersey Turnpike Authority, (BHAC), (FSA), 5.25%, 1/1/29	1,483,410

		$2,903,092

Insured-Water and Sewer — 5.6%

$3,195	New Jersey Economic Development Authority, (United Water New Jersey, Inc.), (AMBAC), (AMT), 4.875%, 11/1/25	$2,427,146

		$2,427,146

Lease Revenue/Certificates of Participation — 7.8%

$895	New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 9/1/33	$829,101
3,000	New Jersey Health Care Facilities Financing Authority, (Contract Hospital Asset Transportation Program), 5.25%, 10/1/38	2,544,690

		$3,373,791

See notes to financial statements

Eaton Vance New Jersey Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Nursing Home — 2.0%

$1,000	New Jersey Economic Development Authority, (Masonic Charity Foundation), 5.50%, 6/1/31	$890,700

		$890,700

Other Revenue — 4.7%

$7,200	Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$139,032
13,280	Children’s Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	137,581
4,270	Tobacco Settlement Financing Corp., 0.00%, 6/1/41	170,842
2,925	Tobacco Settlement Financing Corp., 5.00%, 6/1/41	1,598,542

		$2,045,997

Senior Living/Life Care — 6.8%

$465	New Jersey Economic Development Authority, (Cranes Mill, Inc.), 5.875%, 7/1/28	$372,870
770	New Jersey Economic Development Authority, (Cranes Mill, Inc.), 6.00%, 7/1/38	591,075
1,700	New Jersey Economic Development Authority, (Fellowship Village), 5.50%, 1/1/25	1,278,247
1,175	New Jersey Economic Development Authority, (Seabrook Village), 5.25%, 11/15/36	730,368

		$2,972,560

Special Tax Revenue — 1.6%

$750	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/31	$517,313
100	New Jersey Economic Development Authority, (Newark Downtown District Management Corp.), 5.125%, 6/15/27	75,798
175	New Jersey Economic Development Authority, (Newark Downtown District Management Corp.), 5.125%, 6/15/37	121,210

		$714,321

Transportation — 10.9%

$2,000	New Jersey Transportation Trust Fund Authority, (Transportation System), 6.00%, 12/15/38	$1,967,120
1,995	Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(1)	1,696,887
5	Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35	4,253
1,175	South Jersey Port Authority, (Marine Terminal), 5.10%, 1/1/33	1,052,095

		$4,720,355

Water and Sewer — 2.5%

$1,000	New Jersey Environmental Infrastructure Trust, 5.00%, 9/1/16	$1,093,270

		$1,093,270

Total Tax-Exempt Investments — 200.0%
(identified cost $108,048,815)		$86,912,215

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (78.6)%		$(34,152,936)

Other Assets, Less Liabilities — (21.4)%		$(9,299,921)

Net Assets Applicable to Common Shares — 100.0%		$43,459,358

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Trust invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2008, 42.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.3% to 18.0% of total investments.

(1)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1H).

(2)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.

See notes to financial statements

Eaton Vance New York Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 198.5%
Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 1.7%

$1,150	Suffolk County Industrial Development Agency, (Nissequogue Cogeneration Partners Facility), (AMT), 5.50%, 1/1/23	$840,616

		$840,616

Education — 6.3%

$1,000	New York Dormitory Authority, (Columbia University), 5.00%, 7/1/38(1)	$953,950
2,250	New York Dormitory Authority, (Rochester Institute of Technology), 6.00%, 7/1/33	2,212,942

		$3,166,892

Electric Utilities — 6.1%

$1,420	Long Island Power Authority, Electric System Revenue, 6.00%, 5/1/33	$1,423,195
2,100	Suffolk County Industrial Development Agency, (Keyspan-Port Jefferson), (AMT), 5.25%, 6/1/27	1,632,120

		$3,055,315

Escrowed/Prerefunded — 0.4%

$200	New York City Industrial Development Agency, (Ohel Children’s Home), Escrowed to Maturity, 6.25%, 8/15/22	$209,400

		$209,400

General Obligations — 14.1%

$6,000	New York City, 5.25%, 9/15/33(2)	$5,521,200
1,000	New York City, 6.25%, 10/15/28	1,045,650
680	Puerto Rico Public Buildings Authority, (Commonwealth Guaranteed), 5.25%, 7/1/29	544,265

		$7,111,115

Health Care-Miscellaneous — 8.0%

$1,115	New York City Industrial Development Agency, (A Very Special Place, Inc.), 5.75%, 1/1/29	$776,609
1,200	New York City Industrial Development Agency, (Ohel Children’s Home), 6.25%, 8/15/22	852,336
200	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.50%, 10/1/37	147,450
50	Suffolk County Industrial Development Agency, (Alliance of LI), Series A, Class H, 7.50%, 9/1/15	47,375
100	Suffolk County Industrial Development Agency, (Alliance of LI), Series A, Class I, 7.50%, 9/1/15	94,750
2,600	Westchester County Industrial Development Agency, (Children’s Village), 5.375%, 3/15/19	2,113,644

		$4,032,164

Hospital — 31.3%

$190	Chautauqua County Industrial Development Agency, (Women’s Christian Association), 6.35%, 11/15/17	$164,411
485	Chautauqua County Industrial Development Agency, (Women’s Christian Association), 6.40%, 11/15/29	365,496
1,250	Fulton County Industrial Development Agency, (Nathan Littauer Hospital), 6.00%, 11/1/18	1,020,287
2,500	Monroe County Industrial Development Agency, (Highland Hospital), 5.00%, 8/1/25	1,863,225
400	Nassau County Industrial Development Agency, (North Shore Health System), 6.25%, 11/1/21	400,132
1,500	New York Dormitory Authority, (Lenox Hill Hospital), 5.50%, 7/1/30	1,061,040
4,000	New York Dormitory Authority, (Memorial Sloan Kettering Cancer Center), 5.00%, 7/1/36(2)	3,617,960
2,000	New York Dormitory Authority, (Methodist Hospital), 5.25%, 7/1/33	1,401,640
845	New York Dormitory Authority, (North Shore Hospital), 5.00%, 11/1/34	608,408
1,250	New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	896,912
415	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	320,376
835	New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	621,449
1,250	Oneida County Industrial Development Agency, (St. Elizabeth’s Medical Center), 5.75%, 12/1/19	987,612
650	Saratoga County Industrial Development Agency, (Saratoga Hospital), 5.25%, 12/1/32	481,683
2,105	Suffolk County Industrial Development Agency, (Huntington Hospital), 6.00%, 11/1/22	1,950,346

		$15,760,977

Housing — 23.2%

$1,500	New York City Housing Development Corp., (Multi-Family Housing), (AMT), 5.05%, 11/1/39	$1,127,310
2,620	New York City Housing Development Corp., (Multi-Family Housing), (AMT), 5.20%, 11/1/40	2,010,274
3,555	New York City Housing Development Corp., (Multi-Family Housing), (FNMA), (AMT), 4.60%, 1/15/26	2,734,506
3,125	New York Housing Finance Agency, (FNMA), (AMT), 5.40%, 11/15/42	2,463,031
1,500	New York Mortgage Agency, (AMT), 4.875%, 10/1/30	1,140,345

See notes to financial statements

Eaton Vance New York Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Housing (continued)

2,000	New York Mortgage Agency, (AMT), 4.90%, 10/1/37	1,441,560
1,000	New York Mortgage Agency, (AMT), 5.125%, 10/1/37	766,860

		$11,683,886

Industrial Development Revenue — 16.7%

$1,000	Essex County Industrial Development Agency, (International Paper Company), (AMT), 6.625%, 9/1/32	$724,530
625	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	454,112
2,525	Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(2)	1,834,736
1,500	New York Industrial Development Agency, (American Airlines, Inc. — JFK International Airport), (AMT), 8.00%, 8/1/12	1,364,655
1,000	Onondaga County Industrial Development Agency, (Anheuser-Busch Cos., Inc.), 4.875%, 7/1/41	813,080
2,500	Onondaga County Industrial Development Agency, (Anheuser-Busch Cos., Inc.), (AMT), 6.25%, 12/1/34	2,123,425
775	Onondaga County Industrial Development Agency, (Senior Air Cargo), (AMT), 6.125%, 1/1/32	598,354
495	Port Authority of New York and New Jersey, (Continental Airlines), (AMT), 9.125%, 12/1/15	495,703

		$8,408,595

Insured-Education — 7.3%

$1,500	New York Dormitory Authority, (State University), (BHAC), 5.00%, 7/1/38	$1,386,825
1,250	New York Dormitory Authority, (Yeshiva University), (AMBAC), 5.50%, 7/1/35	1,054,675
5,460	Oneida County Industrial Development Agency, (Hamilton College), (MBIA), 0.00%, 7/1/33	1,239,584

		$3,681,084

Insured-Electric Utilities — 7.5%

$1,365	Long Island Power Authority, Electric System Revenue, (BHAC), 5.75%, 4/1/33	$1,396,941
3,000	Puerto Rico Electric Power Authority, (FGIC), (MBIA), 5.25%, 7/1/34	2,360,940

		$3,757,881

Insured-General Obligations — 3.7%

$1,750	Puerto Rico, (FSA), Variable Rate, 12.711%, 7/1/27(3)(4)	$1,876,788

		$1,876,788

Insured-Lease Revenue/Certificates of Participation — 4.7%

$3,300	Hudson Yards Infrastructure Corp., (MBIA), 4.50%, 2/15/47	$2,348,247

		$2,348,247

Insured-Special Tax Revenue — 8.0%

$1,000	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	$779,250
1,000	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	818,450
4,500	Puerto Rico Infrastructure Financing Authority, (AMBAC), 0.00%, 7/1/34	677,340
19,745	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	684,954
3,380	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	268,237
6,705	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	494,024
4,225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	288,272

		$4,010,527

Insured-Transportation — 13.8%

$6,235	Niagara Frontier Airport Authority, (Buffalo Niagara International Airport), (MBIA), (AMT), 5.625%, 4/1/29	$5,127,914
2,030	Puerto Rico Highway and Transportation Authority, (AGC), 5.25%, 7/1/34	1,812,607

		$6,940,521

Insured-Water and Sewer — 1.4%

$1,000	Nassau County Industrial Development Agency, (Water Services Corp.), (AMBAC), (AMT), 5.00%, 12/1/35	$701,350

		$701,350

Lease Revenue/Certificates of Participation — 5.7%

$2,500	New York City Transitional Finance Authority, (Building Aid), 4.50%, 1/15/38	$1,928,725
1,000	New York City Transitional Finance Authority, (Building Aid), 5.50%, 7/15/31	956,320

		$2,885,045

Other Revenue — 1.9%

$1,285	Albany Industrial Development Agency Civic Facility, (Charitable Leadership), 5.75%, 7/1/26	$960,075

		$960,075

See notes to financial statements

Eaton Vance New York Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Senior Living/Life Care — 2.5%

$1,450	Mount Vernon Industrial Development Agency, (Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	$1,094,170
250	Suffolk County Industrial Development Agency, (Jefferson’s Ferry Project), 5.00%, 11/1/28	178,105

		$1,272,275

Special Tax Revenue — 1.9%

$1,000	New York Dormitory Authority, Personal Income Tax Revenue, (University & College Improvements), 5.25%, 3/15/38	$949,800

		$949,800

Transportation — 19.7%

$1,700	Metropolitan Transportation Authority, 4.50%, 11/15/37	$1,291,694
3,200	Metropolitan Transportation Authority, 4.50%, 11/15/38	2,417,088
1,900	Port Authority of New York and New Jersey, 5.00%, 11/15/37(2)	1,752,845
1,190	Port Authority of New York and New Jersey, (AMT), 4.75%, 6/15/33	892,928
990	Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(2)	842,064
10	Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35	8,506
2,000	Triborough Bridge and Tunnel Authority, 5.00%, 11/15/37	1,802,560
1,000	Triborough Bridge and Tunnel Authority, 5.00%, 11/15/38	899,960

		$9,907,645

Water and Sewer — 12.6%

$3,105	New York City Municipal Water Finance Authority, 5.75%, 6/15/40	$3,123,692
2,535	New York Environmental Facilities Corp., Clean Water, (Municipal Water Finance), 5.00%, 6/15/37(2)	2,356,941
5	New York Environmental Facilities Corp., Clean Water, (Municipal Water Finance), 5.00%, 6/15/37	4,649
1,000	Saratoga County Water Authority, 5.00%, 9/1/48	862,480

		$6,347,762

Total Tax-Exempt Investments — 198.5%
(identified cost $122,107,447)		$99,907,960

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (67.0)%		$(33,729,429)

Other Assets, Less Liabilities — (31.5)%		$(15,853,503)

Net Assets — 100.0%		$50,325,028

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

FGIC - Financial Guaranty Insurance Company

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Trust invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2008, 23.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.8% to 12.1% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1H).

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the aggregate value of these securities is $1,876,788 or 3.7% of the Trust’s net assets applicable to common shares.

(4)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2008.

See notes to financial statements

Eaton Vance Ohio Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 182.1%
Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 1.6%

$385	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 5.875%, 9/1/20	$304,054
200	Ohio Water Development Authority, Solid Waste Disposal, (Bay Shore Power), (AMT), 6.625%, 9/1/20	168,994

		$473,048

Electric Utilities — 1.2%

$360	Clyde, Electric System Revenue, (AMT), 6.00%, 11/15/14	$349,049

		$349,049

Escrowed/Prerefunded — 13.7%

$1,000	Delaware County, Prerefunded to 12/1/10, 6.00%, 12/1/25	$1,091,040
1,530	Hamilton City School District, Prerefunded to 12/1/09, 5.625%, 12/1/24	1,614,165
565	Highland County, (Joint Township Hospital District), Prerefunded to 12/1/09, 6.75%, 12/1/29	600,471
670	Richland County Hospital Facilities, (Medcentral Health Systems), Prerefunded to 11/15/10, 6.375%, 11/15/22	732,283

		$4,037,959

General Obligations — 8.0%

$1,000	Barberton City School District, 4.50%, 12/1/33	$818,590
1,090	Central Ohio Solid Waste Authority, 5.125%, 9/1/27(1)	1,053,583
500	Columbus, 5.00%, 7/1/23(2)	504,955

		$2,377,128

Health Care-Miscellaneous — 0.2%

$100	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.50%, 10/1/37	$73,725

		$73,725

Hospital — 13.4%

$550	Cuyahoga County, (Cleveland Clinic Health System), 5.50%, 1/1/29	$502,254
600	Erie County Hospital Facilities, (Firelands Regional Medical Center), 5.25%, 8/15/46	427,032
1,500	Erie County Hospital Facilities, (Firelands Regional Medical Center), 5.625%, 8/15/32	1,213,470
500	Miami County, (Upper Valley Medical Center), 5.25%, 5/15/26	377,345
750	Ohio Higher Educational Facilities Authority, (University Hospital Health Systems, Inc.), 4.75%, 1/15/36	497,430
1,000	Ohio Higher Educational Facilities Authority, (University Hospital Health Systems, Inc.), 4.75%, 1/15/46	632,030
330	Richland County Hospital Facilities, (Medcentral Health Systems), 6.375%, 11/15/22	324,608

		$3,974,169

Housing — 12.9%

$1,000	Ohio Housing Finance Agency, (Residential Mortgage Backed Securities), (AMT), 4.625%, 9/1/27	$758,240
1,000	Ohio Housing Finance Agency, (Residential Mortgage Backed Securities), (AMT), 4.75%, 3/1/37	696,640
600	Ohio Housing Finance Agency, (Residential Mortgage Backed Securities), (AMT), 5.00%, 9/1/31	468,288
2,500	Ohio Housing Finance Agency, (Uptown Community Partners), (AMT), 5.25%, 4/20/48	1,893,225

		$3,816,393

Industrial Development Revenue — 13.5%

$1,385	Cleveland Airport, (Continental Airlines), (AMT), 5.375%, 9/15/27	$731,072
1,300	Dayton Special Facilities Revenue, (Emery Air Freight), 5.625%, 2/1/18(3)	1,287,962
2,250	Ohio Water Development Authority, (Anheuser-Busch Cos., Inc.), (AMT), 6.00%, 8/1/38	1,793,768
225	Ohio Water Development Authority, Solid Waste Disposal, (Allied Waste North America, Inc.), (AMT), 5.15%, 7/15/15	175,986

		$3,988,788

Insured-Education — 7.7%

$730	Miami University, (AMBAC), 3.25%, 9/1/26	$509,087
1,500	University of Akron, Series A, (FSA), 5.00%, 1/1/38	1,326,495
500	University of Akron, Series B, (FSA), 5.00%, 1/1/38	442,165

		$2,277,747

Insured-Electric Utilities — 13.4%

$2,000	Cleveland Public Power System, (MBIA), 0.00%, 11/15/38	$286,280
830	Ohio Municipal Electric Generation Agency, (MBIA), 0.00%, 2/15/25	299,339

See notes to financial statements

Eaton Vance Ohio Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)

3,000	Ohio Municipal Electric Generation Agency, (MBIA), 0.00%, 2/15/26	1,005,870
2,225	Ohio Water Development Authority, (Dayton Power & Light), (FGIC), 4.80%, 1/1/34	1,797,288
330	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/30	268,670
375	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/34	295,118

		$3,952,565

Insured-Escrowed/Prerefunded — 6.3%

$245	Cuyahoga County Hospital, (Cleveland Clinic), (MBIA), Escrowed to Maturity, 5.125%, 1/1/29	$240,916
1,000	Ohio Higher Educational Facilities, (University of Dayton), (AMBAC), Prerefunded to 12/1/10, 5.50%, 12/1/30	1,077,300
500	University of Cincinnati, (FGIC), Prerefunded to 6/1/11, 5.25%, 6/1/24	542,840

		$1,861,056

Insured-General Obligations — 24.0%

$350	Bowling Green City School District, (FSA), 5.00%, 12/1/34	$319,186
200	Brookfield Local School District, (FSA), 5.00%, 1/15/30	186,872
2,455	Canal Winchester Local School District, (MBIA), 0.00%, 12/1/30	584,290
1,500	Madeira City School District, (FSA), 3.50%, 12/1/27(8)	1,065,480
1,750	Milford Exempt Village School District, (AGC), 5.25%, 12/1/36	1,645,105
500	Olmsted Falls City School District, (XLCA), 5.00%, 12/1/35	434,745
1,000	Puerto Rico, (FSA), Variable Rate, 12.711%, 7/1/27(4)(5)	1,072,450
1,200	Puerto Rico, (MBIA), 5.50%, 7/1/20	1,104,180
750	St. Mary’s School District, (FSA), 5.00%, 12/1/35	675,225

		$7,087,533

Insured-Hospital — 8.9%

$255	Cuyahoga County, (Cleveland Clinic), (MBIA), 5.125%, 1/1/29	$223,339
980	Hamilton County, (Cincinnati Children’s Hospital), (FGIC), (MBIA), 5.00%, 5/15/32	802,718
1,500	Hamilton County, (Cincinnati Children’s Hospital), (FGIC), (MBIA), 5.125%, 5/15/28	1,298,565
485	Lorain County, (Catholic Healthcare Partners), (FSA), Variable Rate, 16.545%, 2/1/29(4)(5)(6)	$321,128

		$2,645,750

Insured-Lease Revenue/Certificates of Participation — 1.4%

$500	Summit County, (Civic Theater Project), (AMBAC), 5.00%, 12/1/33	$416,505

		$416,505

Insured-Special Tax Revenue — 4.2%

$405	Hamilton County, Sales Tax Revenue, (AMBAC), 5.25%, 12/1/32	$369,976
9,905	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	343,604
1,690	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	134,118
3,350	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	246,828
2,100	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	143,283

		$1,237,809

Insured-Transportation — 8.2%

$385	Cleveland Airport System, (FSA), 5.00%, 1/1/31	$348,671
1,000	Ohio Turnpike Commission, (FGIC), (MBIA), 5.50%, 2/15/24	1,046,220
1,000	Ohio Turnpike Commission, (FGIC), (MBIA), 5.50%, 2/15/26	1,036,070

		$2,430,961

Insured-Water and Sewer — 2.6%

$270	Marysville Wastewater Treatment System, (AGC), (XLCA), 4.75%, 12/1/46	$202,770
750	Marysville Wastewater Treatment System, (AGC), (XLCA), 4.75%, 12/1/47	561,398

		$764,168

Lease Revenue/Certificates of Participation — 6.8%

$1,000	Mahoning County, (Career and Technical Center), 6.25%, 12/1/36	$961,720
1,155	Union County, (Pleasant Valley Joint Fire District), 6.125%, 12/1/19	1,038,588

		$2,000,308

See notes to financial statements

Eaton Vance Ohio Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue — 13.2%

$7,345	Buckeye Tobacco Settlement Financing Authority, 0.00%, 6/1/47	$162,251
710	Buckeye Tobacco Settlement Financing Authority, 5.875%, 6/1/47	439,618
2,530	Puerto Rico Infrastructure Financing Authority, 5.50%, 10/1/32	2,529,797
1,000	Riversouth Authority, (Lazarus Building Redevelopment), 5.75%, 12/1/27	773,600

		$3,905,266

Pooled Loans — 14.3%

$550	Ohio Economic Development Commission, (Ohio Enterprise Bond Fund), (AMT), 4.85%, 6/1/25	$517,798
1,020	Ohio Economic Development Commission, (Ohio Enterprise Bond Fund), (AMT), 5.85%, 12/1/22	965,899
1,245	Rickenbacher Port Authority, Oasbo Expanded Asset Pool Loan, 5.375%, 1/1/32(7)	1,141,125
310	Summit County Port Authority, (Twinsburg Township), 5.125%, 5/15/25	223,371
750	Toledo-Lucas County Port Authority, 4.80%, 11/15/35	478,320
1,100	Toledo-Lucas County Port Authority, 5.40%, 5/15/19	886,688

		$4,213,201

Special Tax Revenue — 6.6%

$560	Cleveland-Cuyahoga County Port Authority, 7.00%, 12/1/18	$539,577
1,390	Cuyahoga County Economic Development, (Shaker Square), 6.75%, 12/1/30	1,406,221

		$1,945,798

Total Tax-Exempt Investments — 182.1%
(identified cost $61,949,288)		$53,828,926

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (77.6)%		(22,954,918)

Other Assets, Less Liabilities — (4.5)%		$(1,311,053)

Net Assets Applicable to Common Shares — 100.0%		$29,562,955

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Trust invests primarily in debt securities issued by Ohio municipalities. In addition, 11.5% of the Trust’s total investments at November 30, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2008, 42.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.2% to 15.7% of total investments.

(1)	When-issued security.

(2)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the aggregate value of these securities is $1,393,578 or 4.7% of the Trust’s net assets applicable to common shares.

(5)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2008.

(6)	Security is subject to a shortfall agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $1,455,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.

(7)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1H).

(8)	Security (or a portion thereof) has been pledged as collateral for open swap contracts.

See notes to financial statements

Eaton Vance Pennsylvania Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 195.4%
Principal Amount
(000’s omitted)	Security	Value

Bond Bank — 3.5%

$1,000	Delaware Valley Regional Finance Authority, 5.75%, 7/1/32	$969,830

		$969,830

Cogeneration — 5.9%

$315	Carbon County Industrial Development Authority, (Panther Creek Partners), (AMT), 6.65%, 5/1/10	$319,590
500	Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.50%, 1/1/13	446,620
500	Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.60%, 1/1/19	407,275
625	Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	471,675

		$1,645,160

Electric Utilities — 3.1%

$600	Pennsylvania Economic Development Financing Authority, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	$374,526
600	York County Industrial Development Authority, (Public Service Enterprise Group, Inc.), 5.50%, 9/1/20	480,852

		$855,378

Escrowed/Prerefunded — 14.2%

$600	Allegheny County Industrial Development Authority, (Residential Resources, Inc.), Prerefunded to 9/1/11, 6.50%, 9/1/21	$667,716
600	Bucks County Industrial Development Authority, (Pennswood), Prerefunded to 10/1/12, 6.00%, 10/1/27	677,766
925	Montgomery County Higher Education and Health Authority, (Foulkeways at Gwynedd), Prerefunded to 11/15/09, 6.75%, 11/15/30	975,116
1,000	Pennsylvania Higher Educational Facilities Authority, (Drexel University), Prerefunded to 5/1/09, 6.00%, 5/1/29	1,020,750
600	Philadelphia Higher Education Facilities Authority, (Chestnut Hill College), Prerefunded to 10/1/09, 6.00%, 10/1/29	635,256

		$3,976,604

General Obligations — 6.7%

$1,000	Daniel Boone Area School District, 5.00%, 8/15/32	$896,350
1,000	Philadelphia School District, 6.00%, 9/1/38	975,520

		$1,871,870

Health Care-Miscellaneous — 0.3%

$100	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.50%, 10/1/37	$73,725

		$73,725

Hospital — 12.0%

$1,250	Lehigh County General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	$1,002,112
1,500	Monroe County Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	1,050,645
850	Pennsylvania Higher Educational Facilities Authority, (UPMC Health System), 6.00%, 1/15/31	824,135
500	Washington County Hospital Authority, (Monongahela Hospital), 5.50%, 6/1/17	486,280

		$3,363,172

Housing — 15.8%

$515	Allegheny County Residential Finance Authority, (Single Family Mortgages), (AMT), 4.95%, 11/1/37	$374,837
1,170	Allegheny County Residential Finance Authority, (Single Family Mortgages), (AMT), 5.00%, 5/1/35	889,914
990	Pennsylvania Housing Finance Agency, (AMT), 4.70%, 10/1/37	681,892
1,200	Pennsylvania Housing Finance Agency, (AMT), 4.875%, 4/1/26	966,720
1,000	Pennsylvania Housing Finance Agency, (AMT), 4.90%, 10/1/37	730,230
1,000	Pennsylvania Housing Finance Agency, (AMT), 5.15%, 10/1/37	769,940

		$4,413,533

Industrial Development Revenue — 8.1%

$500	New Morgan Industrial Development Authority, (Browning-Ferris Industries, Inc.), (AMT), 6.50%, 4/1/19	$406,035
1,000	Pennsylvania Economic Development Financing Authority, (Procter & Gamble Paper Products Co.), (AMT), 5.375%, 3/1/31	891,630

See notes to financial statements

Eaton Vance Pennsylvania Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)

500	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal, (Waste Management, Inc.), (AMT), 5.10%, 10/1/27	333,425
1,550	Puerto Rico Port Authority, (American Airlines, Inc.), (AMT), 6.25%, 6/1/26	623,875

		$2,254,965

Insured-Education — 28.9%

$500	Lycoming County Authority, (Pennsylvania College of Technology), (AGC), 5.50%, 10/1/37	$455,070
1,900	Lycoming County Authority, (Pennsylvania College of Technology), (AMBAC), 5.25%, 5/1/32	1,737,455
1,155	Pennsylvania Higher Educational Facilities Authority, (Drexel University), (MBIA), 5.00%, 5/1/37	1,012,496
2,000	Pennsylvania Higher Educational Facilities Authority, (State System Higher Education), (FSA), 5.00%, 6/15/24(1)	1,928,720
1,000	Pennsylvania Higher Educational Facilities Authority, (Temple University), (MBIA), 5.00%, 4/1/33	882,080
500	Pennsylvania Higher Educational Facilities Authority, (University of the Sciences in Philadelphia), (AGC), 5.00%, 11/1/37	446,770
500	State Public School Building Authority, (Delaware County Community College), (FSA), 5.00%, 10/1/27	471,420
375	State Public School Building Authority, (Delaware County Community College), (FSA), 5.00%, 10/1/29	346,200
875	State Public School Building Authority, (Delaware County Community College), (FSA), 5.00%, 10/1/32	790,344

		$8,070,555

Insured-Electric Utilities — 1.9%

$630	Lehigh County Industrial Development Authority, (PPL Electric Utilities Corp.), (FGIC), (MBIA), 4.75%, 2/15/27	$535,954

		$535,954

Insured-Escrowed/Prerefunded — 28.6%

$650	Berks County Municipal Authority, (Reading Hospital and Medical Center), (FSA), Prerefunded to 11/1/09, 6.00%, 11/1/29	$688,552
1,600	Pennsylvania Turnpike Commission, Oil Franchise Tax, (AMBAC), Escrowed to Maturity, 4.75%, 12/1/27	1,510,032
1,801	Puerto Rico Electric Power Authority, (FSA) Prerefunded to 7/1/10, 5.25%, 7/1/29(2)	1,918,350
2,500	Puerto Rico Electric Power Authority, (FSA) Prerefunded to 7/1/10, 5.25%, 7/1/29(2)	2,663,618
2,000	Westmoreland Municipal Authority, (FGIC), Escrowed to Maturity, 0.00%, 8/15/19	1,205,300

		$7,985,852

Insured-General Obligations — 3.8%

$1,000	Puerto Rico, (FSA), Variable Rate, 12.711%, 7/1/27(3)(4)	$1,072,450

		$1,072,450

Insured-Hospital — 15.7%

$500	Delaware County General Authority, (Catholic Health East), (AMBAC), 4.875%, 11/15/26	$395,975
1,440	Lehigh County General Purpose Authority, (Lehigh Valley Health Network), (FSA), 5.00%, 7/1/35(2)	1,196,690
1,500	Lehigh County General Purpose Authority, (Lehigh Valley Health Network), (MBIA), 5.25%, 7/1/29	1,219,335
2,000	Montgomery County Higher Education and Health Authority, (Abington Memorial Hospital), (AMBAC), 5.00%, 6/1/28	1,580,540

		$4,392,540

Insured-Lease Revenue/Certificates of Participation — 3.8%

$1,195	Philadelphia Authority for Industrial Development, (One Benjamin Franklin), (FSA), 4.75%, 2/15/27	$1,054,803

		$1,054,803

Insured-Special Tax Revenue — 6.5%

$1,000	Pittsburgh and Allegheny County Public Auditorium Authority, (AMBAC), 5.00%, 2/1/24	$944,980
9,870	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	342,390
1,690	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	134,119
3,350	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	246,828
2,100	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	143,283

		$1,811,600

See notes to financial statements

Eaton Vance Pennsylvania Municipal Income Trust as of November 30, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation — 13.5%

$1,000	Pennsylvania Turnpike Commission, (AGC), 5.00%, 6/1/38	$892,750
500	Philadelphia Airport Commission, (FSA), (AMT), 5.00%, 6/15/27	386,860
1,005	Philadelphia Parking Authority, (AMBAC), 5.25%, 2/15/29	933,967
1,800	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(2)	1,573,101

		$3,786,678

Insured-Water and Sewer — 7.2%

$275	Allegheny County Sanitation Authority, (BHAC), (MBIA), 5.00%, 12/1/22	$274,780
585	Chester County Industrial Development Authority, (Aqua Pennsylvania, Inc.), (FGIC), (MBIA), (AMT), 5.00%, 2/1/40	394,512
875	Delaware County Industrial Development Authority, (Aqua Pennsylvania, Inc.), (FGIC), (MBIA), (AMT), 5.00%, 11/1/36	604,958
500	Delaware County Industrial Development Authority, (Water Facilities), (FGIC), (AMT), 6.00%, 6/1/29	427,885
360	Philadelphia Water and Wastewater Revenue, (FGIC), 5.00%, 11/1/31	311,436

		$2,013,571

Senior Living/Life Care — 6.5%

$1,000	Cliff House Trust, (AMT), 6.625%, 6/1/27(5)	$639,420
500	Crawford County Hospital Authority, (Wesbury United Methodist Community), 6.25%, 8/15/29	382,655
500	Lancaster County Hospital Authority, (Willow Valley Retirement Communities), 5.875%, 6/1/31	430,420
200	Montgomery County Industrial Development Authority, (Foulkeways at Gwynedd), 5.00%, 12/1/24	153,768
300	Montgomery County Industrial Development Authority, (Foulkeways at Gwynedd), 5.00%, 12/1/30	212,904

		$1,819,167

Transportation — 5.0%

$40	Erie Municipal Airport Authority, (AMT), 5.50%, 7/1/09	$39,774
485	Erie Municipal Airport Authority, (AMT), 5.875%, 7/1/16	427,780
270	Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 6.25%, 11/1/31	211,461
750	Pennsylvania Turnpike Commission, 5.625%, 6/1/29	729,990

		$1,409,005

Water and Sewer — 4.4%

$750	Harrisburg Water Authority, 5.25%, 7/15/31	$706,425
750	Montgomery County Industrial Development Authority, (Aqua Pennsylvania, Inc.), (AMT), 5.25%, 7/1/42	528,487

		$1,234,912

Total Tax-Exempt Investments — 195.4%
(identified cost $62,735,794)		$54,611,324

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (79.6)%		$(22,230,422)

Other Assets, Less Liabilities — (15.8)%		$(4,437,199)

Net Assets Applicable to Common Shares — 100.0%		$27,943,703

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Trust invests primarily in debt securities issued by Pennsylvania municipalities. In addition, 16.1% of the Trust’s total investments at November 30, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2008, 56.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.5% to 22.9% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Trust.

(3)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at November 30, 2008.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the aggregate value of these securities is $1,072,450 or 3.8% of the Trust’s net assets applicable to common shares.

(5)	Security is in default with respect to scheduled principal payments.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of November 30, 2008	California Trust	Massachusetts Trust	Michigan Trust	National Trust

Assets

Investments —
Identified cost	$155,084,405	$61,378,794	$47,060,298	$101,359,732
Unrealized depreciation	(22,894,335)	(10,094,453)	(5,594,260)	(19,487,680)

Investments, at value	$132,190,070	$51,284,341	$41,466,038	$81,872,052

Cash	$6,465,485	$616,787	$—	$—
Interest receivable	1,926,428	1,082,917	698,528	1,311,984
Receivable for investments sold	8,500	—	—	28,832
Deferred debt issuance costs	41,077	7,071	—	70,610

Total assets	$140,631,560	$52,991,116	$42,164,566	$83,283,478

Liabilities

Payable for floating rate notes issued	$15,570,000	$3,880,000	$1,125,000	$21,295,000
Payable for variation margin on open financial futures contracts	51,047	—	3,797	25,313
Payable for open swap contracts	3,667,977	1,340,750	214,235	2,136,337
Due to custodian	—	—	228,922	1,894,094
Payable to affiliates:
Investment adviser fee	78,507	27,320	23,860	44,143
Administration fee	21,564	8,331	6,817	12,612
Trustees’ fees	836	360	300	4,864
Interest expense and fees payable	94,898	33,221	18,908	148,917
Accrued expenses	102,974	69,874	63,252	97,400

Total liabilities	$19,587,803	$5,359,856	$1,685,091	$25,658,680

Auction preferred shares at liquidation value plus cumulative unpaid dividends	$49,978,954	$20,055,300	$17,502,294	$20,152,642

Net assets applicable to common shares	$71,064,803	$27,575,960	$22,977,181	$37,472,156

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$71,855	$27,155	$21,163	$42,574
Additional paid-in capital	104,250,556	39,615,795	31,113,305	62,317,743
Accumulated net realized loss	(6,695,337)	(938,397)	(2,458,199)	(3,321,916)
Accumulated undistributed net investment income	349,290	306,610	152,189	230,953
Net unrealized depreciation	(26,911,561)	(11,435,203)	(5,851,277)	(21,797,198)

Net assets applicable to common shares	$71,064,803	$27,575,960	$22,977,181	$37,472,156

Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)

	1,999	802	700	806

Common Shares Outstanding

	7,185,509	2,715,457	2,116,294	4,257,408

Net Asset Value Per Common Share

Net assets applicable to common shares ÷ common shares issued and outstanding	$9.89	$10.16	$10.86	$8.80

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Assets and Liabilities

As of November 30, 2008	New Jersey Trust	New York Trust	Ohio Trust	Pennsylvania Trust

Assets

Investments —
Identified cost	$108,048,815	$122,107,447	$61,949,288	$62,735,794
Unrealized depreciation	(21,136,600)	(22,199,487)	(8,120,362)	(8,124,470)

Investments, at value	$86,912,215	$99,907,960	$53,828,926	$54,611,324

Cash	$—	$678,025	$529,885	$—
Interest receivable	1,489,894	1,662,620	1,038,581	1,031,406
Receivable for investments sold	—	30,000	130,000	90,166
Deferred debt issuance costs	5,731	44,920	—	—

Total assets	$88,407,840	$102,323,525	$55,527,392	$55,732,896

Liabilities

Payable for floating rate notes issued	$8,047,000	$15,150,000	$830,000	$4,485,780
Payable for when-issued securities	—	—	1,068,680	—
Payable for variation margin on open financial futures contracts	—	53,578	10,969	40,078
Payable for open swap contracts	2,351,168	2,776,903	974,104	584,150
Due to custodian	180,478	—	—	295,927
Payable to affiliates:
Investment adviser fee	49,003	57,640	31,520	31,017
Administration fee	14,001	16,469	9,006	8,638
Trustees’ fees	566	646	373	367
Interest expense and fees payable	77,922	117,278	10,987	44,159
Accrued expenses	75,408	96,554	73,880	68,655

Total liabilities	$10,795,546	$18,269,068	$3,009,519	$5,558,771

Auction preferred shares at liquidation value plus cumulative unpaid dividends	$34,152,936	$33,729,429	$22,954,918	$22,230,422

Net assets applicable to common shares	$43,459,358	$50,325,028	$29,562,955	$27,943,703

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$46,242	$53,804	$28,293	$27,085
Additional paid-in capital	66,724,505	78,209,754	41,408,825	38,995,386
Accumulated net realized loss	(388,092)	(2,960,757)	(2,967,063)	(2,324,799)
Accumulated undistributed net investment income	564,471	365,184	262,411	228,855
Net unrealized depreciation	(23,487,768)	(25,342,957)	(9,169,511)	(8,982,824)

Net assets applicable to common shares	$43,459,358	$50,325,028	$29,562,955	$27,943,703

Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)

	1,366	1,349	918	889

Common Shares Outstanding

	4,624,183	5,380,419	2,829,304	2,708,462

Net Asset Value Per Common Share

Net assets applicable to common shares ÷ common shares issued and outstanding	$9.40	$9.35	$10.45	$10.32

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Operations

For the Year Ended November 30, 2008	California Trust	Massachusetts Trust	Michigan Trust	National Trust

Investment Income

Interest	$8,939,731	$3,409,332	$2,616,827	$5,625,615

Total investment income	$8,939,731	$3,409,332	$2,616,827	$5,625,615

Expenses

Investment adviser fee	$1,101,164	$405,164	$321,079	$640,801
Administration fee	314,617	116,289	91,736	183,086
Trustees’ fees and expenses	6,151	1,991	1,749	4,234
Custodian fee	92,278	48,321	35,629	70,909
Transfer and dividend disbursing agent fees	31,125	31,296	31,929	31,860
Legal and accounting services	60,925	46,621	36,682	232,548
Printing and postage	19,909	8,514	4,614	18,686
Interest expense and fees	363,174	93,543	45,934	465,586
Preferred shares service fee	141,993	52,799	44,219	75,744
Miscellaneous	61,258	41,976	39,982	47,317

Total expenses	$2,192,594	$846,514	$653,553	$1,770,771

Deduct —
Reduction of custodian fee	$21,747	$6,222	$6,321	$22,106

Total expense reductions	$21,747	$6,222	$6,321	$22,106

Net expenses	$2,170,847	$840,292	$647,232	$1,748,665

Net investment income	$6,768,884	$2,569,040	$1,969,595	$3,876,950

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(3,385,434)	$(13,072)	$(389,430)	$(110,188)
Financial futures contracts	(1,276,291)	—	(15,970)	(602,012)
Swap contracts	(1,462,697)	(599,528)	(90,540)	(851,924)

Net realized loss	$(6,124,422)	$(612,600)	$(495,940)	$(1,564,124)

Change in unrealized appreciation (depreciation) —
Investments	$(28,100,413)	$(11,209,792)	$(7,070,614)	$(21,866,933)
Financial futures contracts	(334,024)	—	(42,782)	(167,820)
Swap contracts	(2,932,153)	(1,009,361)	(163,444)	(1,707,761)

Net change in unrealized appreciation (depreciation)	$(31,366,590)	$(12,219,153)	$(7,276,840)	$(23,742,514)

Net realized and unrealized loss	$(37,491,012)	$(12,831,753)	$(7,772,780)	$(25,306,638)

Distributions to preferred shareholders
From net investment income	$(1,988,268)	$(754,703)	$(636,924)	$(1,062,311)

Net decrease in net assets from operations	$(32,710,396)	$(11,017,416)	$(6,440,109)	$(22,491,999)

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Operations

For the Year Ended November 30, 2008	New Jersey Trust	New York Trust	Ohio Trust	Pennsylvania Trust

Investment Income

Interest	$5,953,734	$7,097,853	$3,605,528	$3,561,317

Total investment income	$5,953,734	$7,097,853	$3,605,528	$3,561,317

Expenses

Investment adviser fee	$701,238	$828,520	$432,784	$416,805
Administration fee	200,354	236,721	123,652	119,087
Trustees’ fees and expenses	4,406	4,751	2,049	2,012
Custodian fee	72,473	94,000	50,574	44,336
Transfer and dividend disbursing agent fees	32,647	30,850	29,095	33,550
Legal and accounting services	49,128	58,737	45,453	42,528
Printing and postage	13,850	13,246	10,779	5,024
Interest expense and fees	279,195	403,051	98,659	136,093
Preferred shares service fee	94,350	104,525	60,915	56,641
Miscellaneous	46,222	39,827	40,423	42,035

Total expenses	$1,493,863	$1,814,228	$894,383	$898,111

Deduct —
Reduction of custodian fee	$15,184	$21,625	$8,255	$8,034

Total expense reductions	$15,184	$21,625	$8,255	$8,034

Net expenses	$1,478,679	$1,792,603	$886,128	$890,077

Net investment income	$4,475,055	$5,305,250	$2,719,400	$2,671,240

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$998,610	$206,106	$(120,145)	$618,570
Financial futures contracts	—	(1,296,932)	(205,412)	(973,505)
Swap contracts	(1,053,553)	(1,107,603)	(380,218)	(213,148)

Net realized loss	$(54,943)	$(2,198,429)	$(705,775)	$(568,083)

Change in unrealized appreciation (depreciation) —
Investments	$(23,970,130)	$(26,823,804)	$(10,895,731)	$(10,970,697)
Financial futures contracts	—	(400,627)	(78,830)	(291,483)
Swap contracts	(1,767,360)	(2,219,248)	(794,902)	(504,240)

Net change in unrealized appreciation (depreciation)	$(25,737,490)	$(29,443,679)	$(11,769,463)	$(11,766,420)

Net realized and unrealized loss	$(25,792,433)	$(31,642,108)	$(12,475,238)	$(12,334,503)

Distributions to preferred shareholders
From net investment income	$(1,337,294)	$(1,443,622)	$(858,575)	$(809,974)

Net decrease in net assets from operations	$(22,654,672)	$(27,780,480)	$(10,614,413)	$(10,473,237)

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended November 30, 2008
Increase (Decrease) in Net Assets	California Trust	Massachusetts Trust	Michigan Trust	National Trust

From operations —
Net investment income	$6,768,884	$2,569,040	$1,969,595	$3,876,950
Net realized loss from investment transactions, financial futures contracts and swap contracts	(6,124,422)	(612,600)	(495,940)	(1,564,124)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(31,366,590)	(12,219,153)	(7,276,840)	(23,742,514)
Distributions to preferred shareholders — From net investment income	(1,988,268)	(754,703)	(636,924)	(1,062,311)

Net decrease in net assets from operations	$(32,710,396)	$(11,017,416)	$(6,440,109)	$(22,491,999)

Distributions to common shareholders — From net investment income	$(4,831,246)	$(1,761,505)	$(1,293,055)	$(2,792,860)

Total distributions to common shareholders	$(4,831,246)	$(1,761,505)	$(1,293,055)	$(2,792,860)

Capital share transactions
Reinvestment of distributions to common shareholders	$39,205	$13,438	$—	$—

Net increase in net assets from capital share transactions	$39,205	$13,438	$—	$—

Net decrease in net assets	$(37,502,437)	$(12,765,483)	$(7,733,164)	$(25,284,859)

Net Assets Applicable to Common Shares

At beginning of year	$108,567,240	$40,341,443	$30,710,345	$62,757,015

At end of year	$71,064,803	$27,575,960	$22,977,181	$37,472,156

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$349,290	$306,610	$152,189	$230,953

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended November 30, 2008
Increase (Decrease) in Net Assets	New Jersey Trust	New York Trust	Ohio Trust	Pennsylvania Trust

From operations —
Net investment income	$4,475,055	$5,305,250	$2,719,400	$2,671,240
Net realized loss from investment transactions, financial futures contracts and swap contracts	(54,943)	(2,198,429)	(705,775)	(568,083)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(25,737,490)	(29,443,679)	(11,769,463)	(11,766,420)
Distributions to preferred shareholders — From net investment income	(1,337,294)	(1,443,622)	(858,575)	(809,974)

Net decrease in net assets from operations	$(22,654,672)	$(27,780,480)	$(10,614,413)	$(10,473,237)

Distributions to common shareholders —
From net investment income	$(2,911,723)	$(3,874,132)	$(1,775,906)	$(1,764,997)

Total distributions to common shareholders	$(2,911,723)	$(3,874,132)	$(1,775,906)	$(1,764,997)

Capital share transactions
Reinvestment of distributions to common shareholders	$24,930	$48,143	$—	$—

Net increase in net assets from capital share transactions	$24,930	$48,143	$—	$—

Net decrease in net assets	$(25,541,465)	$(31,606,469)	$(12,390,319)	$(12,238,234)

Net Assets Applicable to Common Shares

At beginning of year	$69,000,823	$81,931,497	$41,953,274	$40,181,937

At end of year	$43,459,358	$50,325,028	$29,562,955	$27,943,703

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$564,471	$365,184	$262,411	$228,855

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended November 30, 2007
Increase (Decrease) in Net Assets	California Trust	Massachusetts Trust	Michigan Trust	National Trust

From operations —
Net investment income	$6,721,579	$2,481,917	$1,932,321	$4,018,334
Net realized gain from investment transactions, financial futures contracts and swap contracts	1,212,305	1,482,005	612,556	806,170
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(10,493,249)	(5,028,194)	(2,484,463)	(5,256,087)
Distributions to preferred shareholders — From net investment income	(2,014,092)	(734,875)	(625,544)	(1,305,923)

Net decrease in net assets from operations	$(4,573,457)	$(1,799,147)	$(565,130)	$(1,737,506)

Distributions to common shareholders —
From net investment income	$(4,825,005)	$(1,734,298)	$(1,367,125)	$(2,757,391)

Total distributions to common shareholders	$(4,825,005)	$(1,734,298)	$(1,367,125)	$(2,757,391)

Net decrease in net assets	$(9,398,462)	$(3,533,445)	$(1,932,255)	$(4,494,897)

Net Assets Applicable to Common Shares

At beginning of year	$117,965,702	$43,874,888	$32,642,600	$67,251,912

At end of year	$108,567,240	$40,341,443	$30,710,345	$62,757,015

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$470,128	$258,921	$119,435	$221,395

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Year Ended November 30, 2007
Increase (Decrease) in Net Assets	New Jersey Trust	New York Trust	Ohio Trust	Pennsylvania Trust

From operations —
Net investment income	$4,281,160	$5,325,083	$2,652,615	$2,581,747
Net realized gain (loss) from investment transactions, financial futures contracts and swap contracts	2,245,358	985,195	1,008,079	(79,473)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	(8,114,677)	(7,930,136)	(3,397,293)	(1,711,887)
Distributions to preferred shareholders — From net investment income	(1,262,219)	(1,544,549)	(839,516)	(813,684)

Net decrease in net assets from operations	$(2,850,378)	$(3,164,407)	$(576,115)	$(23,297)

Distributions to common shareholders —
From net investment income	$(2,994,385)	$(3,873,823)	$(1,856,075)	$(1,793,216)

Total distributions to common shareholders	$(2,994,385)	$(3,873,823)	$(1,856,075)	$(1,793,216)

Net decrease in net assets	$(5,844,763)	$(7,038,230)	$(2,432,190)	$(1,816,513)

Net Assets Applicable to Common Shares

At beginning of year	$74,845,586	$88,969,727	$44,385,464	$41,998,450

At end of year	$69,000,823	$81,931,497	$41,953,274	$40,181,937

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of year	$369,307	$391,474	$191,149	$154,809

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Cash Flows

For the Year Ended November 30, 2008
Cash Flows From Operating Activities	National Trust	New York Trust

Net decrease in net assets from operations	$(22,491,999)	$(27,780,480)
Distributions to preferred shareholders	1,062,311	1,443,622

Net decrease in net assets from operations excluding distributions to preferred shareholders	$(21,429,688)	$(26,336,858)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(104,784,642)	(61,321,560)
Investments sold	111,337,868	80,577,139
Net accretion/amortization of premium (discount)	(559,251)	(433,237)
Amortization of deferred debt issuance costs	3,584	4,212
Decrease (increase) in interest receivable	(291,191)	219,921
Increase in receivable for investments sold	(28,832)	(5,000)
Decrease in receivable for variation margin on open financial futures contracts	15,625	45,000
Decrease in prepaid expenses	3,471	3,811
Decrease in payable to affiliate for inverse floaters	(506,570)	—
Decrease in payable for when-issued securities	—	(1,214,013)
Increase in payable for variation margin on open financial futures contracts	25,313	53,578
Increase in payable for open swap contracts	1,707,761	2,219,248
Decrease in payable to affiliate for investment adviser fee	(12,506)	(15,087)
Decrease in payable to affiliate for administration fee	(3,573)	(4,310)
Increase (decrease) in payable to affiliate for Trustees’ fees	3,594	(625)
Increase (decrease) in interest expense and fees payable	65,557	(105,360)
Increase in accrued expenses	11,894	1,869
Net change in unrealized (appreciation) depreciation from investments	21,866,933	26,823,804
Net realized (gain) loss from investments	110,188	(206,106)

Net cash provided by operating activities	$7,535,535	$20,306,426

Cash Flows From Financing Activities

Deferred debt issuance costs	$(74,194)	$(49,132)
Cash distributions paid to common shareholders, net of reinvestments	(2,792,860)	(3,825,989)
Distributions to preferred shareholders	(1,067,941)	(1,444,380)
Liquidation of auction preferred shares	(15,350,000)	(10,775,000)
Proceeds from secured borrowings	32,265,000	20,210,000
Repayment of secured borrowings	(23,060,000)	(24,210,000)
Increase in due to custodian	1,894,094	—

Net cash used in financing activities	$(8,185,901)	$(20,094,501)

Net increase (decrease) in cash	$(650,366)	$211,925

Cash at beginning of year	$650,366	$466,100

Cash at end of year	$—	$678,025

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$—	$48,143

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	California Trust

	Year Ended November 30,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year (Common shares)	$15.120	$16.430	$15.420	$15.070	$15.320

Income (loss) from operations

Net investment income(1)	$0.943	$0.936	$0.962	$1.013	$1.079
Net realized and unrealized gain (loss)	(5.223)	(1.294)	1.028	0.383	(0.227)
Distributions to preferred shareholders
From net investment income	(0.277)	(0.280)	(0.239)	(0.154)	(0.079)

Total income (loss) from operations	$(4.557)	$(0.638)	$1.751	$1.242	$0.773

Less distributions to common shareholders

From net investment income	$(0.673)	$(0.672)	$(0.741)	$(0.892)	$(1.023)

Total distributions to common shareholders	$(0.673)	$(0.672)	$(0.741)	$(0.892)	$(1.023)

Net asset value — End of year (Common shares)	$9.890	$15.120	$16.430	$15.420	$15.070

Market value — End of year (Common shares)	$9.150	$13.160	$15.050	$13.650	$15.160

Total Investment Return on Net Asset Value(2)	(30.70)%	(3.65)%	12.10%	8.72%	5.35%

Total Investment Return on Market Value(2)	(26.34)%	(8.44)%	15.99%	(4.34)%	8.60%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

	California Trust

	Year Ended November 30,

	2008	2007		2006	2005	2004

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$71,065	$108,567		$117,966	$110,760	$108,193
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.87%	1.78	%(4)	1.79%	1.78%	1.78%
Interest and fee expense(5)	0.37%	0.34%		0.49%	0.33%	0.20%
Total expenses before custodian fee reduction	2.24%	2.12	%(4)	2.28%	2.11%	1.98%
Expenses after custodian fee reduction excluding interest and fees	1.85%	1.76	%(4)	1.77%	1.76%	1.77%
Net investment income	6.91%	5.94%		6.12%	6.52%	7.10%
Portfolio Turnover	31%	40%		26%	31%	17%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.18%	1.17	%(4)	1.18%	1.16%	1.15%
Interest and fee expense(5)	0.24%	0.22%		0.32%	0.22%	0.13%
Total expenses before custodian fee reduction	1.42%	1.39	%(4)	1.50%	1.38%	1.28%
Expenses after custodian fee reduction excluding interest and fees	1.17%	1.16	%(4)	1.16%	1.15%	1.15%
Net investment income	4.39%	3.90%		4.03%	4.26%	4.61%

Senior Securities:
Total preferred shares outstanding	1,999	2,360		2,360	2,360	2,360
Asset coverage per preferred share(6)	$60,552	$71,003		$74,997	$71,942	$70,849
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	The investment adviser was allocated a portion of the Trust’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing this by the number of preferred shares outstanding.

(7)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Massachusetts Trust

	Year Ended November 30,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year (Common shares)	$14.860	$16.170	$15.270	$15.090	$15.380

Income (loss) from operations

Net investment income(1)	$0.947	$0.914	$0.931	$0.973	$1.054
Net realized and unrealized gain (loss)	(4.720)	(1.314)	0.926	0.234	(0.251)
Distributions to preferred shareholders
From net investment income	(0.278)	(0.271)	(0.243)	(0.145)	(0.070)

Total income (loss) from operations	$(4.051)	$(0.671)	$1.614	$1.062	$0.733

Less distributions to common shareholders

From net investment income	$(0.649)	$(0.639)	$(0.714)	$(0.882)	$(1.023)

Total distributions to common shareholders	$(0.649)	$(0.639)	$(0.714)	$(0.882)	$(1.023)

Net asset value — End of year (Common shares)	$10.160	$14.860	$16.170	$15.270	$15.090

Market value — End of year (Common shares)	$8.930	$13.050	$14.920	$14.800	$16.810

Total Investment Return on Net Asset Value(2)	(28.02)%	(3.94)%	11.05%	7.02%	4.90%

Total Investment Return on Market Value(2)	(27.89)%	(8.57)%	5.72%	(6.89)%	16.71%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

	Massachusetts Trust

	Year Ended November 30,

	2008	2007		2006	2005	2004

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$27,576	$40,341		$43,875	$41,395	$40,662
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	2.06%	1.91	%(4)	1.88%	1.88%	1.87%
Interest and fee expense(5)	0.26%	0.61%		0.77%	0.52%	0.30%
Total expenses before custodian fee reduction	2.32%	2.52	%(4)	2.65%	2.40%	2.17%
Expenses after custodian fee reduction excluding interest and fees	2.04%	1.89	%(4)	1.87%	1.87%	1.86%
Net investment income	7.03%	5.90%		6.01%	6.29%	6.97%
Portfolio Turnover	40%	42%		22%	13%	39%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.31%	1.26	%(4)	1.24%	1.24%	1.22%
Interest and fee expense(5)	0.16%	0.40%		0.51%	0.34%	0.19%
Total expenses before custodian fee reduction	1.47%	1.66	%(4)	1.75%	1.58%	1.41%
Expenses after custodian fee reduction excluding interest and fees	1.30%	1.25	%(4)	1.24%	1.24%	1.22%
Net investment income	4.47%	3.91%		3.98%	4.15%	4.55%

Senior Securities:
Total preferred shares outstanding	802	860		860	860	860
Asset coverage per preferred share(6)	$59,391	$71,920		$76,024	$73,138	$72,281
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	The investment adviser was allocated a portion of the Trust’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing this by the number of preferred shares outstanding.

(7)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Michigan Trust

	Year Ended November 30,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year (Common shares)	$14.510	$15.420	$14.820	$14.860	$15.240

Income (loss) from operations

Net investment income(1)	$0.931	$0.913	$0.950	$0.995	$1.072
Net realized and unrealized gain (loss)	(3.669)	(0.881)	0.608	0.010	(0.334)
Distributions to preferred shareholders
From net investment income	(0.301)	(0.296)	(0.256)	(0.172)	(0.086)

Total income (loss) from operations	$(3.039)	$(0.264)	$1.302	$0.833	$0.652

Less distributions to common shareholders

From net investment income	$(0.611)	$(0.646)	$(0.702)	$(0.873)	$(1.032)

Total distributions to common shareholders	$(0.611)	$(0.646)	$(0.702)	$(0.873)	$(1.032)

Net asset value — End of year (Common shares)	$10.860	$14.510	$15.420	$14.820	$14.860

Market value — End of year (Common shares)	$7.920	$12.430	$14.110	$13.500	$16.600

Total Investment Return on Net Asset Value(2)	(21.02)%	(1.37)%	9.38%	5.62%	4.36%

Total Investment Return on Market Value(2)	(32.76)%	(7.66)%	9.88%	(13.87)%	13.63%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

	Michigan Trust

	Year Ended November 30,

	2008	2007		2006	2005	2004

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$22,977	$30,710		$32,643	$31,357	$31,363
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	2.15%	2.03	%(4)	1.97%	2.00%	1.96%
Interest and fee expense(5)	0.16%	0.32%		0.46%	0.40%	0.42%
Total expenses before custodian fee reduction	2.31%	2.35	%(4)	2.43%	2.40%	2.38%
Expenses after custodian fee reduction excluding interest and fees	2.13%	2.01	%(4)	1.96%	1.99%	1.96%
Net investment income	6.96%	6.12%		6.35%	6.60%	7.16%
Portfolio Turnover	24%	22%		22%	14%	5%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.33%	1.31	%(4)	1.27%	1.29%	1.26%
Interest and fee expense(5)	0.10%	0.21%		0.29%	0.26%	0.27%
Total expenses before custodian fee reduction	1.43%	1.52	%(4)	1.56%	1.55%	1.53%
Expenses after custodian fee reduction excluding interest and fees	1.31%	1.29	%(4)	1.26%	1.28%	1.26%
Net investment income	4.30%	3.94%		4.09%	4.26%	4.60%

Senior Securities:
Total preferred shares outstanding	700	700		700	700	700
Asset coverage per preferred share(6)	$57,828	$68,878		$71,635	$69,796	$69,810
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	The investment adviser was allocated a portion of the Trust’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing this by the number of preferred shares outstanding.

(7)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	National Trust

	Year Ended November 30,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year (Common shares)	$14.740	$15.800	$15.150	$15.040	$15.530

Income (loss) from operations

Net investment income(1)	$0.911	$0.944	$0.970	$1.013	$1.082
Net realized and unrealized gain (loss)	(5.945)	(1.049)	0.678	0.179	(0.450)
Distributions to preferred shareholders
From net investment income	(0.250)	(0.307)	(0.270)	(0.177)	(0.087)

Total income (loss) from operations	$(5.284)	$(0.412)	$1.378	$1.015	$0.545

Less distributions to common shareholders

From net investment income	$(0.656)	$(0.648)	$(0.728)	$(0.905)	$(1.035)

Total distributions to common shareholders	$(0.656)	$(0.648)	$(0.728)	$(0.905)	$(1.035)

Net asset value — End of year (Common shares)	$8.800	$14.740	$15.800	$15.150	$15.040

Market value — End of year (Common shares)	$7.640	$12.720	$14.180	$14.180	$15.250

Total Investment Return on Net Asset Value(2)	(36.71)%	(2.26)%	9.84%	6.98%	3.80%

Total Investment Return on Market Value(2)	(36.32)%	(6.02)%	5.32%	(1.25)%	5.76%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

	National Trust

	Year Ended November 30,

	2008	2007		2006	2005	2004

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$37,472	$62,757		$67,252	$64,501	$63,911
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	2.34%	1.87	%(4)	1.87%	1.86%	1.84%
Interest and fee expense(5)	0.83%	0.75%		0.54%	0.42%	0.50%
Total expenses before custodian fee reduction	3.17%	2.62	%(4)	2.41%	2.28%	2.34%
Expenses after custodian fee reduction excluding interest and fees	2.30%	1.86	%(4)	1.86%	1.85%	1.83%
Net investment income	6.95%	6.16%		6.33%	6.65%	7.09%
Portfolio Turnover	108%	26%		33%	15%	4%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.53%	1.21	%(4)	1.21%	1.20%	1.18%
Interest and fee expense(5)	0.54%	0.48%		0.35%	0.27%	0.32%
Total expenses before custodian fee reduction	2.07%	1.69	%(4)	1.56%	1.47%	1.50%
Expenses after custodian fee reduction excluding interest and fees	1.50%	1.20	%(4)	1.20%	1.19%	1.18%
Net investment income	4.52%	3.99%		4.10%	4.30%	4.58%

Senior Securities:
Total preferred shares outstanding	806	1,420		1,420	1,420	1,420
Asset coverage per preferred share(6)	$71,495	$69,201		$72,363	$70,423	$70,011
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	The investment adviser was allocated a portion of the Trust’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing this by the number of preferred shares outstanding.

(7)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	New Jersey Trust

	Year Ended November 30,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year (Common shares)	$14.930	$16.200	$15.020	$14.810	$15.190

Income (loss) from operations

Net investment income(1)	$0.968	$0.926	$0.953	$1.014	$1.082
Net realized and unrealized gain (loss)	(5.579)	(1.275)	1.205	0.238	(0.313)
Distributions to preferred shareholders
From net investment income	(0.289)	(0.273)	(0.253)	(0.169)	(0.081)

Total income (loss) from operations	$(4.900)	$(0.622)	$1.905	$1.083	$0.688

Less distributions to common shareholders

From net investment income	$(0.630)	$(0.648)	$(0.725)	$(0.873)	$(1.068)

Total distributions to common shareholders	$(0.630)	$(0.648)	$(0.725)	$(0.873)	$(1.068)

Net asset value — End of year (Common shares)	$9.400	$14.930	$16.200	$15.020	$14.810

Market value — End of year (Common shares)	$8.500	$12.790	$15.080	$14.030	$15.540

Total Investment Return on Net Asset Value(2)	(33.57)%	(3.59)%	13.28%	7.59%	4.76%

Total Investment Return on Market Value(2)	(29.88)%	(11.28)%	12.89%	(4.22)%	8.31%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

	New Jersey Trust

	Year Ended November 30,

	2008	2007		2006	2005	2004

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$43,459	$69,001		$74,846	$69,375	$68,298
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.96%	1.84	%(4)	1.85%	1.86%	1.85%
Interest and fee expense(5)	0.45%	0.89%		0.93%	0.58%	0.50%
Total expenses before custodian fee reduction	2.41%	2.73	%(4)	2.78%	2.44%	2.35%
Expenses after custodian fee reduction excluding interest and fees	1.94%	1.81	%(4)	1.83%	1.84%	1.84%
Net investment income	7.22%	5.94%		6.20%	6.66%	7.28%
Portfolio Turnover	54%	42%		23%	46%	52%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.23%	1.21	%(4)	1.20%	1.21%	1.19%
Interest and fee expense(5)	0.28%	0.58%		0.61%	0.38%	0.32%
Total expenses before custodian fee reduction	1.51%	1.79	%(4)	1.81%	1.59%	1.51%
Expenses after custodian fee reduction excluding interest and fees	1.21%	1.19	%(4)	1.19%	1.19%	1.18%
Net investment income	4.51%	3.89%		4.04%	4.33%	4.68%

Senior Securities:
Total preferred shares outstanding	1,366	1,520		1,520	1,520	1,520
Asset coverage per preferred share(6)	$56,817	$70,395		$74,250	$70,651	$69,935
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	The investment adviser was allocated a portion of the Trust’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing this by the number of preferred shares outstanding.

(7)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	New York Trust

	Year Ended November 30,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year (Common shares)	$15.240	$16.550	$15.660	$15.490	$15.810

Income (loss) from operations

Net investment income(1)	$0.987	$0.991	$0.987	$1.070	$1.126
Net realized and unrealized gain (loss)	(5.887)	(1.293)	0.932	0.243	(0.332)
Distributions to preferred shareholders
From net investment income	(0.269)	(0.287)	(0.247)	(0.163)	(0.074)

Total income (loss) from operations	$(5.169)	$(0.589)	$1.672	$1.150	$0.720

Less distributions to common shareholders

From net investment income	$(0.721)	$(0.721)	$(0.782)	$(0.980)	$(1.040)

Total distributions to common shareholders	$(0.721)	$(0.721)	$(0.782)	$(0.980)	$(1.040)

Net asset value — End of year (Common shares)	$9.350	$15.240	$16.550	$15.660	$15.490

Market value — End of year (Common shares)	$7.900	$14.100	$15.700	$14.990	$15.370

Total Investment Return on Net Asset Value(2)	(35.07)%	(3.42)%	11.28%	7.61%	4.91%

Total Investment Return on Market Value(2)	(40.71)%	(5.81)%	10.28%	3.81%	6.46%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

	New York Trust

	Year Ended November 30,

	2008	2007		2006	2005	2004

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$50,325	$81,931		$88,970	$84,194	$83,044
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.92%	1.80	%(4)	1.82%	1.81%	1.78%
Interest and fee expense(5)	0.55%	0.98%		1.03%	0.57%	0.32%
Total expenses before custodian fee reduction	2.47%	2.78	%(4)	2.85%	2.38%	2.10%
Expenses after custodian fee reduction excluding interest and fees	1.89%	1.78	%(4)	1.80%	1.80%	1.78%
Net investment income	7.21%	6.23%		6.22%	6.72%	7.23%
Portfolio Turnover	48%	29%		27%	40%	31%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.23%	1.18	%(4)	1.19%	1.19%	1.16%
Interest and fee expense(5)	0.35%	0.65%		0.68%	0.37%	0.21%
Total expenses before custodian fee reduction	1.58%	1.83	%(4)	1.87%	1.56%	1.37%
Expenses after custodian fee reduction excluding interest and fees	1.21%	1.17	%(4)	1.19%	1.19%	1.16%
Net investment income	4.63%	4.10%		4.09%	4.42%	4.71%

Senior Securities:
Total preferred shares outstanding	1,349	1,780		1,780	1,780	1,780
Asset coverage per preferred share(6)	$62,309	$71,032		$74,983	$72,311	$71,659
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	The investment adviser was allocated a portion of the Trust’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing this by the number of preferred shares outstanding.

(7)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Ohio Trust

	Year Ended November 30,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year (Common shares)	$14.830	$15.690	$14.910	$15.040	$15.070

Income (loss) from operations

Net investment income(1)	$0.961	$0.938	$0.958	$1.003	$1.081
Net realized and unrealized gain (loss)	(4.410)	(0.845)	0.800	(0.055)	(0.011)
Distributions to preferred shareholders
From net investment income	(0.303)	(0.297)	(0.264)	(0.175)	(0.091)

Total income (loss) from operations	$(3.752)	$(0.204)	$1.494	$0.773	$0.979

Less distributions to common shareholders

From net investment income	$(0.628)	$(0.656)	$(0.714)	$(0.903)	$(1.009)

Total distributions to common shareholders	$(0.628)	$(0.656)	$(0.714)	$(0.903)	$(1.009)

Net asset value — End of year (Common shares)	$10.450	$14.830	$15.690	$14.910	$15.040

Market value — End of year (Common shares)	$8.550	$12.850	$14.610	$14.170	$16.750

Total Investment Return on Net Asset Value(2)	(25.69)%	(1.06)%	10.50%	5.10%	6.71%

Total Investment Return on Market Value(2)	(29.83)%	(7.93)%	8.27%	(10.31)%	13.96%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

	Ohio Trust

	Year Ended November 30,

	2008	2007		2006	2005	2004

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$29,563	$41,953		$44,385	$42,193	$42,444
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	2.08%	1.93	%(4)	1.92%	1.91%	1.91%
Interest and fee expense(5)	0.26%	0.72%		0.74%	0.54%	0.29%
Total expenses before custodian fee reduction	2.34%	2.65	%(4)	2.66%	2.45%	2.20%
Expenses after custodian fee reduction excluding interest and fees	2.06%	1.91	%(4)	1.92%	1.90%	1.90%
Net investment income	7.12%	6.17%		6.31%	6.57%	7.23%
Portfolio Turnover	27%	24%		16%	13%	12%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.29%	1.25	%(4)	1.25%	1.24%	1.23%
Interest and fee expense(5)	0.16%	0.46%		0.48%	0.35%	0.19%
Total expenses before custodian fee reduction	1.45%	1.71	%(4)	1.73%	1.59%	1.42%
Expenses after custodian fee reduction excluding interest and fees	1.28%	1.23	%(4)	1.24%	1.23%	1.22%
Net investment income	4.41%	3.99%		4.08%	4.25%	4.64%

Senior Securities:
Total preferred shares outstanding	918	940		940	940	940
Asset coverage per preferred share(6)	$57,209	$69,640		$72,223	$69,888	$70,153
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	The investment adviser was allocated a portion of the Trust’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing this by the number of preferred shares outstanding.

(7)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Pennsylvania Trust

	Year Ended November 30,

	2008	2007	2006	2005	2004

Net asset value — Beginning of year (Common shares)	$14.840	$15.510	$14.870	$14.890	$15.210

Income (loss) from operations

Net investment income(1)	$0.986	$0.953	$0.983	$1.008	$1.076
Net realized and unrealized gain (loss)	(4.555)	(0.661)	0.664	0.103	(0.301)
Distributions to preferred shareholders
From net investment income	(0.299)	(0.300)	(0.274)	(0.181)	(0.092)

Total income (loss) from operations	$(3.868)	$(0.008)	$1.373	$0.930	$0.683

Less distributions to common shareholders

From net investment income	$(0.652)	$(0.662)	$(0.733)	$(0.950)	$(1.003)

Total distributions to common shareholders	$(0.652)	$(0.662)	$(0.733)	$(0.950)	$(1.003)

Net asset value — End of year (Common shares)	$10.320	$14.840	$15.510	$14.870	$14.890

Market value — End of year (Common shares)	$9.600	$12.790	$14.560	$14.660	$15.540

Total Investment Return on Net Asset Value(2)	(26.57)%	0.27%	9.68%	6.27%	4.77%

Total Investment Return on Market Value(2)	(20.75)%	(7.95)%	4.44%	0.39%	4.07%

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

FINANCIAL STATEMENTS CONT’D

	Pennsylvania Trust

	Year Ended November 30,

	2008	2007		2006	2005	2004

Ratios/Supplemental Data

Net assets applicable to common shares, end of year (000’s omitted)	$27,944	$40,182		$41,998	$40,233	$40,023
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	2.06%	1.95	%(4)	1.94%	1.97%	1.91%
Interest and fee expense(5)	0.37%	0.70%		0.93%	0.44%	0.24%
Total expenses before custodian fee reduction	2.43%	2.65	%(4)	2.87%	2.41%	2.15%
Expenses after custodian fee reduction excluding interest and fees	2.04%	1.94	%(4)	1.93%	1.95%	1.91%
Net investment income	7.23%	6.28%		6.53%	6.69%	7.18%
Portfolio Turnover	25%	23%		18%	28%	8%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.28%	1.27	%(4)	1.25%	1.27%	1.23%
Interest and fee expense(5)	0.23%	0.45%		0.60%	0.28%	0.15%
Total expenses before custodian fee reduction	1.51%	1.72	%(4)	1.85%	1.55%	1.38%
Expenses after custodian fee reduction excluding interest and fees	1.27%	1.26	%(4)	1.24%	1.26%	1.22%
Net investment income	4.50%	4.06%		4.21%	4.30%	4.61%

Senior Securities:
Total preferred shares outstanding	889	900		900	900	900
Asset coverage per preferred share(6)	$56,439	$69,658		$71,672	$69,708	$69,471
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000		$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	The investment adviser was allocated a portion of the Trust’s operating expenses (equal to less than 0.01% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(6)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing this by the number of preferred shares outstanding.

(7)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trusts as of November 30, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance California Municipal Income Trust (California Trust), Eaton Vance Massachusetts Municipal Income Trust (Massachusetts Trust), Eaton Vance Michigan Municipal Income Trust (Michigan Trust), Eaton Vance National Municipal Income Trust (National Trust) (formerly, Eaton Vance Florida Plus Municipal Income Trust), Eaton Vance New Jersey Municipal Income Trust (New Jersey Trust), Eaton Vance New York Municipal Income Trust (New York Trust), Eaton Vance Ohio Municipal Income Trust (Ohio Trust) and Eaton Vance Pennsylvania Municipal Income Trust (Pennsylvania Trust), (each individually referred to as the Trust, and collectively, the Trusts), are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the 1940 Act), as non-diversified, closed-end management investment companies. Each Trust seeks to provide current income exempt from regular federal income tax and in state specific funds, taxes in its specified state, as applicable.

The following is a summary of significant accounting policies of the Trusts. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At November 30, 2008, the following Trusts, for federal income tax purposes, had capital loss carryforwards which will reduce each Trust’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trusts of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Trust	Amount	Expiration Date

California	$995,999	November 30, 2012
	6,689,345	November 30, 2016

Massachusetts	39,627	November 30, 2009
	343,176	November 30, 2010
	692,532	November 30, 2016

Michigan	165,469	November 30, 2009
	475,985	November 30, 2010
	443,883	November 30, 2011
	697,198	November 30, 2012
	224,050	November 30, 2013
	517,712	November 30, 2016

National	160,909	November 30, 2009
	1,495,013	November 30, 2012
	114,338	November 30, 2013
	1,728,781	November 30, 2016

New Jersey	262,308	November 30, 2009
	177,350	November 30, 2011

New York	70,059	November 30, 2009
	2,354,581	November 30, 2016

Eaton Vance Municipal Income Trusts as of November 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Trust	Amount	Expiration Date

Ohio	$850,745	November 30, 2009
	764,355	November 30, 2012
	588,403	November 30, 2013
	736,482	November 30, 2016

Pennsylvania	844,973	November 30, 2009
	41,331	November 30, 2010
	502,868	November 30, 2012
	389,289	November 30, 2013
	800,874	November 30, 2016

During the year ended November 30, 2008, a capital loss carryforward of $92,095 was utilized to offset net realized gains by the New Jersey Trust.

As of November 30, 2008, the Trusts had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trusts’ federal tax returns filed in the 3-year period ended November 30, 2008 remains subject to examination by the Internal Revenue Service.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trusts. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Trust maintains with SSBT. All credit balances, if any, used to reduce each Trust’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications —
Under each Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each Trust, and shareholders are indemnified against personal liability for the obligations of each Trust. Additionally, in the normal course of business, each Trust enters into agreements with service providers that may contain indemnification clauses. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Trusts may invest in inverse floating rate securities, also referred to as tender option bonds (TOBs), whereby a Trust may sell a fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Trust, and which may have been, but is not required to be, the fixed rate bond purchased from the Trust (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Trusts may enter into shortfall and forbearance agreements with the broker by which a Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by a Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Trust, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), the Trusts account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Trusts’ liability with respect to Floating Rate Notes is recorded as incurred. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity date of the related trust. At November 30, 2008, the amounts of the Trusts’ Floating Rate Notes and related interest rates and collateral were as follows:

		Interest Rate or	Collateral for
	Floating Rate	Range of	Floating Rate
Trust	Notes Outstanding	Interest Rates (%)	Notes Outstanding

California	$15,570,000	0.98 – 6.19	$18,844,540
Massachusetts	3,880,000	0.88 – 2.15	4,462,489
Michigan	1,125,000	1.07 – 6.00	1,464,315
National	21,295,000	1.00 – 1.90	21,524,236

Eaton Vance Municipal Income Trusts as of November 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

		Interest Rate or	Collateral for
	Floating Rate	Range of	Floating Rate
Trust	Notes Outstanding	Interest Rates (%)	Notes Outstanding

New Jersey	$8,047,000	1.04 – 1.90	$8,957,566
New York	15,150,000	0.88 – 1.90	15,925,746
Ohio	830,000	0.93 – 1.07	1,141,125
Pennsylvania	4,485,780	1.00 – 4.00	7,351,759

The Trusts’ exposure under shortfall and forbearance agreements that were entered into as of November 30, 2008 was approximately $823,000, $35,000, $1,190,000, $79,000 and $721,000 for California Trust, Massachusetts Trust, National Trust, New Jersey Trust and New York Trust, respectively, and none for Michigan Trust, Ohio Trust and Pennsylvania Trust.

The Trusts’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Trusts’ investment policies do not allow the Trusts to borrow money for purposes of making investments. Management believes that the Trusts’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability on the Trusts’ Statements of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trusts’ restrictions apply. Inverse Floaters held by the Trusts are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — The Trusts may enter into financial futures contracts. The Trusts’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Trust is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Trust each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Trust bears the risk if the counterparties do not perform under the contracts’ terms.

J  Interest Rate Swaps —
The Trusts may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Trust makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Trust is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K  When-Issued Securities and Delayed Delivery Transactions — The Trusts may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trusts maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows —
The cash amount shown in the Statement of Cash Flows of a Trust is the amount included in a Trust’s Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments.

2   Auction Preferred Shares

Each Trust issued Auction Preferred Shares (APS) on March 1, 1999 in a public offering. The underwriting discounts and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares of each respective Trust. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is 110% (150% for taxable distributions) of the greater of the 1) “AA” Financial Composite

Eaton Vance Municipal Income Trusts as of November 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Commercial Paper Rate or 2) Taxable Equivalent of the Short-Term Municipal Obligation Rate on the date of the auction.

During the year ended November 30, 2008, certain Trusts made a partial redemption of their APS at a liquidation price of $25,000 per share. Replacement financing may have been provided through the creation of TOB trusts, whereby a Trust transferred highly rated bonds held in its portfolio to an SPV (see Note 1H) and used the proceeds from the sale of the Floating Rate Notes to replace the APS. Such Floating Rate Notes have a liquidity backstop financing facility provided by a major financial institution. The number of APS redeemed and redemption amount (excluding the final dividend payment) during the year ended November 30, 2008 and the number of APS issued and outstanding as of November 30, 2008 were as follows:

	APS Redeemed
	During the	Redemption	APS Issued and
Trust	Period	Amount	Outstanding

California	361	$9,025,000	1,999
Massachusetts	58	1,450,000	802
Michigan	—	—	700
National	614	15,350,000	806
New Jersey	154	3,850,000	1,366
New York	431	10,775,000	1,349
Ohio	22	550,000	918
Pennsylvania	11	275,000	889

The APS are redeemable at the option of each Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if a Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. Each Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trusts’ By-Laws and the 1940 Act. Each Trust pays an annual fee equivalent to 0.25% of the liquidation value of the APS to broker-dealers as a service fee.

3   Distributions to Shareholders

Each Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, each Trust intends to distribute all or substantially all of its net realized capital gains, if any. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for APS at November 30, 2008, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend	Dividends
	Rates at	Paid to APS	Average APS	Dividend Rate
Trust	November 30, 2008	Shareholders	Dividend Rates	Ranges (%)

California	1.57%	$1,988,268	3.98%	1.57 – 10.21
Massachusetts	1.61	754,703	3.76	1.61 – 11.35
Michigan	1.60	636,924	3.64	1.58 – 12.26
National	1.60	1,062,311	3.56	1.58 – 12.26
New Jersey	1.57	1,337,294	3.59	1.57 – 10.21
New York	1.60	1,443,622	4.28	1.57 – 11.73
Ohio	1.56	858,575	3.66	1.56 – 12.57
Pennsylvania	1.61	809,974	3.60	1.61 – 11.35

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trusts’ APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rates for each Trust as of November 30, 2008.

The Trusts distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended November 30, 2008 and November 30, 2007 was as follows:

Year Ended November 30, 2008

	California	Massachusetts	Michigan	National
	Trust	Trust	Trust	Trust

Distributions declared from:
Tax-exempt income	$6,819,447	$2,516,208	$1,929,979	$3,855,168
Ordinary income	$67	$—	$—	$3

Eaton Vance Municipal Income Trusts as of November 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Year Ended November 30, 2008

	New Jersey	New York	Ohio	Pennsylvania
	Trust	Trust	Trust	Trust

Distributions declared from:
Tax-exempt income	$4,248,329	$5,317,570	$2,634,481	$2,574,969
Ordinary income	$688	$184	$—	$2

Year Ended November 30, 2007

	California	Massachusetts	Michigan	National
	Trust	Trust	Trust	Trust

Distributions declared from:
Tax-exempt income	$6,839,097	$2,460,878	$1,979,161	$4,063,314
Ordinary income	$—	$8,295	$13,508	$—

Year Ended November 30, 2007

	New Jersey	New York	Ohio	Pennsylvania
	Trust	Trust	Trust	Trust

Distributions declared from:
Tax-exempt income	$4,256,604	$5,417,963	$2,683,661	$2,606,900
Ordinary income	$—	$409	$11,930	$—

During the year ended November 30, 2008, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount and expired capital loss carryforwards.

	California	Massachusetts	Michigan	National
	Trust	Trust	Trust	Trust

Increase (decrease):
Paid-in capital	$(2,239,451)	$(594,169)	$(337,655)	$(936,796)
Accumulated net realized loss	$2,309,659	$599,312	$344,517	$949,017
Accumulated undistributed net investment income	$(70,208)	$(5,143)	$(6,862)	$(12,221)

	New Jersey	New York	Ohio	Pennsylvania
	Trust	Trust	Trust	Trust

Increase (decrease):
Paid-in capital	$(1,898,620)	$(1,621,946)	$(625,516)	$(807,118)
Accumulated net realized loss	$1,929,494	$1,635,732	$639,173	$829,341
Accumulated undistributed net investment income	$(30,874)	$(13,786)	$(13,657)	$(22,223)

These reclassifications had no effect on the net assets or net value per share of the Trusts.

As of November 30, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	California	Massachusetts	Michigan	National
	Trust	Trust	Trust	Trust

Undistributed income	$353,244	$311,910	$154,483	$233,595
Capital loss carryforward	$(7,685,344)	$(1,075,335)	$(2,524,297)	$(3,499,041)
Net unrealized depreciation	$(25,921,554)	$(11,298,265)	$(5,785,179)	$(21,620,073)
Other temporary differences	$(3,954)	$(5,300)	$(2,294)	$(2,642)

	New Jersey	New York	Ohio	Pennsylvania
	Trust	Trust	Trust	Trust

Undistributed income	$567,407	$369,613	$267,329	$234,277
Capital loss carryforward	$(439,658)	$(2,424,640)	$(2,939,985)	$(2,579,335)
Net unrealized depreciation	$(23,436,202)	$(25,879,074)	$(9,196,589)	$(8,728,288)
Other temporary differences	$(2,936)	$(4,429)	$(4,918)	$(5,422)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures contracts, the timing of recognizing distributions to shareholders, accretion of market discount and inverse floaters.
4   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to each Trust. The fee is computed at an annual rate of 0.70% of each Trust’s average weekly gross assets and is payable monthly. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by a Trust, and the amount of any outstanding APS issued by the Trust. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the liquidation value of a Trust’s APS then outstanding and the amount payable by the Trust to floating rate note holders, such adjustment being limited to the value of the APS outstanding prior to any APS redemptions by the Trust. The administration fee is earned by EVM for administering the business affairs of each Trust and is computed at an annual rate of 0.20% of each Trust’s average weekly gross assets. For the year ended November 30, 2008, the

Eaton Vance Municipal Income Trusts as of November 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

investment adviser fee and administration fee were as follows:

	Investment	Administration
Trust	Adviser Fee	Fee

California	$1,101,164	$314,617
Massachusetts	405,164	116,289
Michigan	321,079	91,736
National	640,801	183,086
New Jersey	701,238	200,354
New York	828,520	236,721
Ohio	432,784	123,652
Pennsylvania	416,805	119,087

Except for Trustees of the Trusts who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trusts out of the investment adviser fee. Trustees of the Trusts who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Trusts are officers of EVM.

Pursuant to FAS 140, certain Inverse Floaters sold by the National Trust to an affiliated fund were deemed to be held by the National Trust. Interest income of $28,056 paid by the SPVs to the affiliated fund for the year ended November 30, 2008 was deemed paid by the National Trust and is included in interest expense. The fixed rate bond was withdrawn from each respective SPV and subsequently sold during the year ended November 30, 2008.
5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended November 30, 2008 were as follows:

Trust	Purchases	Sales

California	$49,883,117	$62,205,873
Massachusetts	23,373,987	24,740,083
Michigan	10,887,500	11,408,314
National	104,784,642	111,337,868
New Jersey	57,660,002	67,425,135
New York	61,321,560	80,577,139
Ohio	16,990,152	23,384,997
Pennsylvania	15,559,230	19,497,225

6   Common Shares of Beneficial Interest

Common shares issued pursuant to the Trusts’ dividend reinvestment plan for the years ended November 30, 2008 and November 30, 2007 were as follows:

	Year Ended November 30,
Trust	2008	2007

California	4,021	—
Massachusetts	1,394	—
Michigan	—	—
National	—	—
New Jersey	2,698	—
New York	5,073	—
Ohio	—	—
Pennsylvania	—	—
7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Trust at November 30, 2008, as determined on a federal income tax basis, were as follows:

California Trust

Aggregate cost	$138,873,647

Gross unrealized appreciation	$1,648,954
Gross unrealized depreciation	(23,902,531)

Net unrealized depreciation	$(22,253,577)

Massachusetts Trust

Aggregate cost	$57,361,856

Gross unrealized appreciation	$468,276
Gross unrealized depreciation	(10,425,791)

Net unrealized depreciation	$(9,957,515)

Michigan Trust

Aggregate cost	$45,911,982

Gross unrealized appreciation	$1,160,057
Gross unrealized depreciation	(6,731,001)

Net unrealized depreciation	$(5,570,944)

National Trust

Aggregate cost	$80,060,788

Gross unrealized appreciation	$2,275,429
Gross unrealized depreciation	(21,759,165)

Net unrealized depreciation	$(19,483,736)

Eaton Vance Municipal Income Trusts as of November 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

New Jersey Trust

Aggregate cost	$99,950,249

Gross unrealized appreciation	$129,185
Gross unrealized depreciation	(21,214,219)

Net unrealized depreciation	$(21,085,034)

New York Trust

Aggregate cost	$107,860,131

Gross unrealized appreciation	$608,073
Gross unrealized depreciation	(23,710,244)

Net unrealized depreciation	$(23,102,171)

Ohio Trust

Aggregate cost	$61,221,411

Gross unrealized appreciation	$482,329
Gross unrealized depreciation	(8,704,814)

Net unrealized depreciation	$(8,222,485)

Pennsylvania Trust

Aggregate cost	$58,269,682

Gross unrealized appreciation	$784,049
Gross unrealized depreciation	(8,928,187)

Net unrealized depreciation	$(8,144,138)

8   Overdraft Advances

Pursuant to the respective custodian agreements, SSBT may, in its discretion, advance funds to the Trusts to make properly authorized payments. When such payments result in an overdraft, the Trusts are obliged to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on a Trust’s assets to the extent of any overdraft. At November 30, 2008, the Michigan Trust, National Trust, New Jersey Trust and Pennsylvania Trust had payments due to SSBT pursuant to the foregoing arrangement of $228,922, $1,894,094, $180,478 and $295,927, respectively.

9   Financial Instruments

The Trusts may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at November 30, 2008 is as follows:

Futures Contracts

	Expiration			Aggregate		Net Unrealized
Trust	Date	Contracts	Position	Cost	Value	Depreciation

California	3/09	121
		U.S. Treasury Bond	Short	$(15,076,360)	$(15,425,609)	$(349,249)

Michigan	3/09	9
		U.S. Treasury Bond	Short	$(1,104,577)	$(1,147,359)	$(42,782)

National	3/09	60
		U.S. Treasury Bond	Short	$(7,475,881)	$(7,649,062)	$(173,181)

New York	3/09	127
		U.S. Treasury Bond	Short	$(15,823,949)	$(16,190,516)	$(366,567)

Ohio	3/09	26
		U.S. Treasury Bond	Short	$(3,239,549)	$(3,314,594)	$(75,045)

Pennsylvania	3/09	95
		U.S. Treasury Bond	Short	$(11,836,812)	$(12,111,016)	$(274,204)

Interest Rate Swaps

California Trust

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Trust	Paid To Trust	Date	Depreciation

JPMorgan Chase Co.	$2,125,000	4.743%	3-month USD-LIBOR-BBA	September 14, 2009/ September 14, 2039	$(680,646)

Merrill Lynch Capital Services, Inc.	6,825,000	4.682	3-month USD-LIBOR-BBA	April 1, 2009/ April 1, 2039	(2,174,821)

Morgan Stanley Capital Services, Inc.	2,575,000	4.691	3-month USD-LIBOR-BBA	June 11, 2009/ June 11, 2039	(812,510)

					$(3,667,977)

Massachusetts Trust

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Trust	Paid To Trust	Date	Depreciation

JPMorgan Chase Co.	$787,500	4.743%	3-month USD-LIBOR-BBA	September 14, 2009/ September 14, 2039	$(252,239)

Merrill Lynch Capital Services, Inc.	2,500,000	4.682	3-month USD-LIBOR-BBA	April 1, 2009/ April 1, 2039	(796,638)

Morgan Stanley Capital Services, Inc.	925,000	4.691	3-month USD-LIBOR-BBA	June 11, 2009/ June 11, 2039	(291,873)

					$(1,340,750)

Eaton Vance Municipal Income Trusts as of November 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Michigan Trust

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Trust	Paid To Trust	Date	Depreciation

Merrill Lynch Capital Services, Inc.	$400,000	4.682%	3-month USD-LIBOR-BBA	April 1, 2009/ April 1, 2039	$(127,462)

Morgan Stanley Capital Services, Inc.	275,000	4.691	3-month USD-LIBOR-BBA	June 11, 2009/ June 11, 2039	(86,773)

					$(214,235)

National Trust

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Trust	Paid To Trust	Date	Depreciation

JPMorgan Chase Co.	$1,237,500	4.743%	3-month USD-LIBOR-BBA	September 14, 2009/ September 14, 2039	$(396,376)

Merrill Lynch Capital Services, Inc.	3,975,000	4.682	3-month USD-LIBOR-BBA	April 1, 2009/ April 1, 2039	(1,266,654)

Morgan Stanley Capital Services, Inc.	1,500,000	4.691	3-month USD-LIBOR-BBA	June 11, 2009/ June 11, 2039	(473,307)

					$(2,136,337)

New Jersey Trust

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Trust	Paid To Trust	Date	Depreciation

JPMorgan Chase Co.	$1,362,500	4.743%	3-month USD-LIBOR-BBA	September 14, 2009/ September 14, 2039	$(436,414)

Merrill Lynch Capital Services, Inc.	4,375,000	4.682	3-month USD-LIBOR-BBA	April 1, 2009/ April 1, 2039	(1,394,116)

Morgan Stanley Capital Services, Inc.	1,650,000	4.691	3-month USD-LIBOR-BBA	June 11, 2009/ June 11, 2039	(520,638)

					$(2,351,168)

New York Trust

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Trust	Paid To Trust	Date	Depreciation

JPMorgan Chase Co.	$1,600,000	4.743%	3-month USD-LIBOR-BBA	September 14, 2009/ September 14, 2039	$(512,487)

Merrill Lynch Capital Services, Inc.	5,200,000	4.682	3-month USD-LIBOR-BBA	April 1, 2009/ April 1, 2039	(1,657,006)

Morgan Stanley Capital Services, Inc.	1,925,000	4.691	3-month USD-LIBOR-BBA	June 11, 2009/ June 11, 2039	(607,410)

					$(2,776,903)

Ohio Trust

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Trust	Paid To Trust	Date	Depreciation

JPMorgan Chase Co.	$812,500	4.743%	3-month USD-LIBOR-BBA	September 14, 2009/ September 14, 2039	$(260,247)

Merrill Lynch Capital Services, Inc.	1,250,000	4.682	3-month USD-LIBOR-BBA	April 1, 2009/ April 1, 2039	(398,319)

Morgan Stanley Capital Services, Inc.	1,000,000	4.691	3-month USD-LIBOR-BBA	June 11, 2009/ June 11, 2039	(315,538)

					$(974,104)

Pennsylvania Trust

		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Trust	Paid To Trust	Date	Depreciation

JPMorgan Chase Co.	$912,500	4.743%	3-month USD-LIBOR-BBA	September 14, 2009/ September 14, 2039	$(292,277)

Morgan Stanley Capital Services, Inc.	925,000	4.691	3-month USD-LIBOR-BBA	June 11, 2009/ June 11, 2039	(291,873)

					$(584,150)

The effective date represents the date on which a Trust and the counterparty to the interest rate swap contract begin interest payment accruals.

At November 30, 2008, the Trusts had sufficient cash and/or securities to cover commitments under these contracts.

10   Fair Value Measurements

The Trusts adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective December 1, 2007. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance Municipal Income Trusts as of November 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

At November 30, 2008, the inputs used in valuing the Trusts’ investments, which are carried at value, were as follows:

California Trust

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(349,249)
Level 2	Other Significant Observable Inputs	132,190,070	(3,667,977)
Level 3	Significant Unobservable Inputs	—	—

Total		$132,190,070	$(4,017,226)

Massachusetts Trust

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$—
Level 2	Other Significant Observable Inputs	51,284,341	(1,340,750)
Level 3	Significant Unobservable Inputs	—	—

Total		$51,284,341	$(1,340,750)

Michigan Trust

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(42,782)
Level 2	Other Significant Observable Inputs	41,466,038	(214,235)
Level 3	Significant Unobservable Inputs	—	—

Total		$41,466,038	$(257,017)

National Trust

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(173,181)
Level 2	Other Significant Observable Inputs	81,872,052	(2,136,337)
Level 3	Significant Unobservable Inputs	—	—

Total		$81,872,052	$(2,309,518)

New Jersey Trust

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$—
Level 2	Other Significant Observable Inputs	86,912,215	(2,351,168)
Level 3	Significant Unobservable Inputs	—	—

Total		$86,912,215	$(2,351,168)

New York Trust

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(366,567)
Level 2	Other Significant Observable Inputs	99,907,960	(2,776,903)
Level 3	Significant Unobservable Inputs	—	—

Total		$99,907,960	$(3,143,470)

Ohio Trust

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(75,045)
Level 2	Other Significant Observable Inputs	53,828,926	(974,104)
Level 3	Significant Unobservable Inputs	—	—

Total		$53,828,926	$(1,049,149)

Pennsylvania Trust

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$(274,204)
Level 2	Other Significant Observable Inputs	54,611,324	(584,150)
Level 3	Significant Unobservable Inputs	—	—

Total		$54,611,324	$(858,354)

*	Other financial instruments include futures and interest rate swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust held no investments or other financial instruments as of November 30, 2007 whose fair value was determined using Level 3 inputs.

11   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Trusts’ financial statement disclosures.

Eaton Vance Municipal Income Trusts as of November 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

12   Name Change

Effective June 19, 2008, the name of the Eaton Vance National Municipal Income Trust was changed from Eaton Vance Florida Plus Municipal Income Trust.

13   Proposed Plan of Reorganization

In November 2008, the Trustees of National Trust approved an Agreement and Plan of Reorganization (the Agreement) whereby Eaton Vance Municipal Income Trust (Municipal Income Trust) would acquire substantially all the assets and assume substantially all the liabilities of National Trust in exchange for an equal aggregate value of common shares and APS of Municipal Income Trust. The proposed reorganization is subject to approval by the shareholders of National Trust and Municipal Income Trust.

14   Subsequent Event

The New Jersey Trust, Ohio Trust and Pennsylvania Trust redeemed 29, 9 and 42 outstanding APS, respectively, at various dividend payment dates from December 22, 2008 through December 24, 2008 at a liquidation price of $25,000 per share plus accumulated but unpaid dividends.

Eaton Vance Municipal Income Trusts as of November 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance California Municipal Income Trust, Eaton Vance Massachusetts Municipal Income Trust, Eaton Vance Michigan Municipal Income Trust, Eaton Vance National Municipal Income Trust (formerly known as Eaton Vance Florida Municipal Income Trust), Eaton Vance New Jersey Municipal Income Trust, Eaton Vance New York Municipal Income Trust, Eaton Vance Ohio Municipal Income Trust, and Eaton Vance Pennsylvania Municipal Income Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Eaton Vance California Municipal Income Trust, Eaton Vance Massachusetts Municipal Income Trust, Eaton Vance Michigan Municipal Income Trust, Eaton Vance National Municipal Income Trust (formerly known as Eaton Vance Florida Municipal Income Trust), Eaton Vance New Jersey Municipal Income Trust, Eaton Vance New York Municipal Income Trust, Eaton Vance Ohio Municipal Income Trust, and Eaton Vance Pennsylvania Municipal Income Trust (individually, the “Trust”, collectively, the “Trusts”), as of November 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the statements of cash flows of Eaton Vance National Municipal Income Trust and Eaton Vance New York Municipal Income Trust for the year then ended. These financial statements and financial highlights are the responsibility of each Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance California Municipal Income Trust, Eaton Vance Massachusetts Municipal Income Trust, Eaton Vance Michigan Municipal Income Trust, Eaton Vance National Municipal Income Trust, Eaton Vance New Jersey Municipal Income Trust, Eaton Vance New York Municipal Income Trust, Eaton Vance Ohio Municipal Income Trust, and Eaton Vance Pennsylvania Municipal Income Trust as of November 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the cash flows of Eaton Vance National Municipal Income Trust and Eaton Vance New York Municipal Income Trust for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 20, 2009

Eaton Vance Municipal Income Trusts as of November 30, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Trust. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Trust’s fiscal year-end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Trusts designate the following percentages of dividends from net investment income as an exempt-interest dividend.

Eaton Vance California Municipal Income Trust	100.00%
Eaton Vance Massachusetts Municipal Income Trust	100.00%
Eaton Vance Michigan Municipal Income Trust	100.00%
Eaton Vance National Municipal Income Trust	100.00%
Eaton Vance New Jersey Municipal Income Trust	99.98%
Eaton Vance New York Municipal Income Trust	100.00%
Eaton Vance Ohio Municipal Income Trust	100.00%
Eaton Vance Pennsylvania Municipal Income Trust	100.00%

Eaton Vance Municipal Income Trusts as of November 30, 2008

NOTICE TO SHAREHOLDERS

Effective November 17, 2008, Thomas M. Metzold, CFA, assumed portfolio management responsibilities for Eaton Vance National Municipal Income Trust. Mr. Metzold, a Vice President of Eaton Vance Management, joined Eaton Vance in 1987 and has been a portfolio manager of various Eaton Vance municipal bond funds since 1991.

On February 11, 2008, the Trusts revised their minimum ratings policies to clarify that when an obligation is rated in different rating categories by Moody’s, S&P or Fitch the highest rating applies.

Effective January 1, 2008, Eaton Vance Florida Plus Municipal Income Trust changed its name from Eaton Vance Florida Municipal Income Trust and announced a policy to increase its exposure to municipal obligations of issuers outside the State of Florida, transforming the Trust in an orderly manner over time into a diversified, national municipal bond fund. In connection with the foregoing change, its investment policy that at least 65% of its total assets normally will be invested in municipal obligations issued by the State of Florida or its political subdivisions, agencies, authorities and instrumentalities was eliminated. Effective June 19, 2008, Eaton Vance National Municipal Income Trust changed its name from Eaton Vance Florida Plus Municipal Income Trust. The Trust’s investment objective and policies remain unchanged.

Effective January 1, 2008, Eaton Vance Michigan Municipal Income Trust’s investment objective was revised to reflect the repeal of the Michigan single business tax and the effectiveness of the new Michigan business tax. The new objective is to provide current income exempt from regular federal income tax and Michigan state and city income taxes and the net income tax portion of the Michigan business tax.

Effective October 1, 2007, Adam A. Weigold, CFA, assumed portfolio management responsibilities for Eaton Vance Pennsylvania Municipal Income Trust. Mr. Weigold also serves as portfolio manager for other Eaton Vance funds. He was appointed a portfolio manager in 2007 and has been a Vice President of Eaton Vance Management since 2003 and a municipal credit analyst at Eaton Vance for more than five years.

Eaton Vance Municipal Income Trusts

DIVIDEND REINVESTMENT PLAN

Each Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the same Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Trust’s transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by each Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Municipal Income Trusts

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trusts
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
Each Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders
As of November 30, 2008, our records indicate that there are 72, 83, 47, 56, 93, 70, 65 and 101 registered shareholders for California Municipal Income Trust, Massachusetts Municipal Income Trust, Michigan Municipal Income Trust, National Municipal Income Trust, New Jersey Municipal Income Trust, New York Municipal Income Trust, Ohio Municipal Income Trust and Pennsylvania Municipal Income Trust, respectively, and approximately 3,121, 1,315, 1,308, 2,268, 2,325, 2,581, 1,643 and 1,554 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries for California Municipal Income Trust, Massachusetts Municipal Income Trust, Michigan Municipal Income Trust, National Municipal Income Trust, New Jersey Municipal Income Trust, New York Municipal Income Trust, Ohio Municipal Income Trust and Pennsylvania Municipal Income Trust, respectively.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about a Trust, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

NYSE Alternext US symbols

California Municipal Income Trust	CEV
Massachusetts Municipal Income Trust	MMV
Michigan Municipal Income Trust	EMI
National Municipal Income Trust	FEV
New Jersey Municipal Income Trust	EVJ
New York Municipal Income Trust	EVY
Ohio Municipal Income Trust	EVO
Pennsylvania Municipal Income Trust	EVP

Eaton Vance Municipal Income Trusts

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended

Eaton Vance Municipal Income Trusts

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

•	Eaton Vance California Municipal Income Trust
•	Eaton Vance Massachusetts Municipal Income Trust
•	Eaton Vance Michigan Municipal Income Trust
•	Eaton Vance National Municipal Income Trust (formerly, Eaton Vance Florida Plus Municipal Income Trust)
•	Eaton Vance New Jersey Municipal Income Trust
•	Eaton Vance New York Municipal Income Trust
•	Eaton Vance Ohio Municipal Income Trust
•	Eaton Vance Pennsylvania Municipal Income Trust

(the “Funds”), each with Eaton Vance Management (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, and recent changes in the identity of such personnel with respect to certain Funds. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

Eaton Vance Municipal Income Trusts

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, and five-year periods ended September 30, 2007 for each Fund in operation over such periods. The Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to collectively as “management fees”). The Board considered the financial resources committed by the Adviser in structuring each Fund at the time of its initial public offering. As part of its review, the Board considered each Fund’s management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for each Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Funds are not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to each Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund.

Eaton Vance Municipal Income Trusts

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees and officers of Eaton Vance California Municipal Income Trust (CEV), Eaton Vance Massachusetts Municipal Income Trust (MMV), Eaton Vance Michigan Municipal Income Trust (EMI), Eaton Vance National Municipal Income Trust (FEV), Eaton Vance New Jersey Municipal Income Trust (EVJ), Eaton Vance New York Municipal Income Trust (EVY), Eaton Vance Ohio Municipal Income Trust (EVO) and Eaton Vance Pennsylvania Municipal Income Trust (EVP), (collectively, the Trusts) are responsible for the overall management and supervision of the Trusts’ affairs. The Trustees and officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trusts’ principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trusts	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class II Trustee	Until 2010. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trusts.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty(A) 1/2/63	Class I Trustee	Until 2009. 3 years. Trustee since 2006.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Class II Trustee	Until 2010. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class III Trustee	Until 2011. 3 years. Trustee since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Class I Trustee	Until 2009. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Class III Trustee	Until 2011. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College (since 2003). Adjunct Professor of Finance, Peking University, Beijing, China (since 2005). Formerly, Dean, Carroll School of Management, Boston College (2000-2003).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Class III Trustee	Until 2011. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Eaton Vance Municipal Income Trusts

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trusts	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Class I Trustee	Until 2009. 3 years. Trustee since 1998.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni(A) 1/26/43	Chairman of the Board and Class II Trustee	Until 2010. 3 years. Trustee since 2006; Chairman of the Board since 2007.	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trusts	Service	During Past Five Years

Cynthia J. Clemson 3/2/63	President of CEV, EMI, FEV, EVY, EVO and EVP; Vice President of MMV and EVJ	President since 2005 and Vice President since 2004	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	President of MMV and EVJ; Vice President of CEV, EMI, FEV, EVY, EVO and EVP	President since 2005 and Vice President since 1998	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of EMI and EVO	Vice President of EMI since 2000 and of EVO since 2005	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President of EVY	Since 2005	Vice President of EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President of FEV	Vice President of FEV since 2008 and of EVP since 2005	Vice President of EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of EVP	Since 2007	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(A)	APS Trustee.

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Investment Adviser and Administrator of Eaton Vance Municipal Income Trusts
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Municipal Income Trusts
The Eaton Vance Building
255 State Street
Boston, MA 02109

147-1/09	CE-MUNISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
The following table presents the aggregate fees billed to the registrant for the fiscal years ended November 30, 2007 and November 30, 2008 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	11/30/2007	11/30/2008
Audit Fees	$31,820	$31,695

Audit-Related Fees(1)	$3,785	$3,915

Tax Fees(2)	$6,883	$7,130

All Other Fees(3)	$0	$97

Total	$42,488	$42,837

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1)	The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2)	No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended November 30, 2006 and November 30, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	11/30/2007	11/30/2008
Registrant	$10,668	$11,045

Eaton Vance(1)	$286,446	$345,473

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
California, Florida Plus, Massachusetts, Michigan, New York, New Jersey, Ohio and Pennsylvania
Municipal Income Trusts
Portfolio Management

Cynthia J. Clemson, portfolio manager of Eaton Vance California Municipal Income Trust, Robert B. MacIntosh, portfolio manager of Eaton Vance Massachusetts Municipal Income Trust and Eaton Vance New Jersey Municipal Income Trust, William H. Ahern, Jr., portfolio manager of Eaton Vance Michigan Municipal Income Trust and Eaton Vance Insured Ohio Municipal Income Trust, Craig R. Brandon, portfolio manager of Eaton Vance New York Municipal Income Trust, Thomas M. Metzold, portfolio manager of Eaton Vance Florida Plus Municipal Income Trust and Adam A. Weigold, portfolio manager of Eaton Vance Pennsylvania Municipal Income Trust are responsible for the overall and day-to-day management of each Fund’s investments.
Ms. Clemson and Mr. MacIntosh have been Eaton Vance portfolio managers since 1991 and are each co-Directors of Municipal Investments and Vice Presidents of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). Mr. Ahern has been an Eaton Vance portfolio manager since 1993 and is a Vice President of EVM and BMR. Mr. Brandon has been an Eaton Vance analyst since 1998 and a portfolio manager since 2004, and is a Vice President of EVM and BMR. Mr. Metzold has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR. Mr. Weigold has been a credit analyst with Eaton Vance since 1991 and a portfolio manager since 2007. He is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.
The following tables show, as of each Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts*	Performance Fee	Performance Fee*
California Municipal Income Trust
Cynthia J. Clemson
Registered Investment Companies	8	$2,262.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Massachusetts Municipal Income Trust
New Jersey Municipal Income Trust
Robert B. MacIntosh
Registered Investment Companies	10	$1,953.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	328	$277.5	0	$0

			Number of
	Number		Accounts	Total Assets of
	of All	Total Assets of	Paying a	Accounts Paying a
	Accounts	All Accounts*	Performance Fee	Performance Fee*
Michigan Municipal Income Trust
Ohio Municipal Income Trust
William H. Ahern
Registered Investment Companies	14	$1,619.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

New York Municipal Income Trust
Craig R. Brandon
Registered Investment Companies	12	$1178.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Florida Plus Municipal Income Trust
Thomas M. Metzold
Registered Investment Companies	7	$5,911.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Pennsylvania Municipal Income Trust
Adam A. Weigold
Registered Investment Companies	12	$856.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*	In millions of dollars.
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of each Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Owned in the
Fund
California Municipal Income Trust	None
Cynthia J. Clemson

Massachusetts Municipal Income Trust	$10,001 - $50,000
New Jersey Municipal Income Trust	None
Robert B. MacIntosh

Dollar Range of
Equity Securities
Owned in the
Fund
Michigan Municipal Income Trust	None
Ohio Municipal Income Trust	None
William H. Ahern, Jr.

New York Municipal Income Trust	None
Craig R. Brandon

Florida Plus Municipal Income Trust	None
Thomas M. Metzold

Pennsylvania Municipal Income Trust	None
Adam A. Weigold
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i) Treasurer’s Section 302 certification.
(a)(2)(ii) President’s Section 302 certification.
(b) Combined Section 906 certification.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance California Municipal Income Trust

By:	/s/	Cynthia J. Clemson
Cynthia J. Clemson
President
Date: January 20, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/	Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: January 20, 2009

By:	/s/	Cynthia J. Clemson
Cynthia J. Clemson
President
Date: January 20, 2009